SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Information Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

ORB AUTOMOTIVE CORPORATION

(Name of Registrant as Specified In Its Articles)

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(2)	Aggregate number of securities to which transaction applies: ______________________________
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(4)	Proposed maximum aggregate value of transaction: ______________________________________

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ORB AUTOMOTIVE CORPORATION
c/o Shenzhen ORB-Fortune New-Material Co., Ltd
Room O-R, Floor 23, Building A, Fortune Plaza
Shennan Road, Futian District, Shenzhen
Guangdong, People’s Republic of China

INFORMATION STATEMENT

Notice of General Meeting of Members to Be Held on July 12, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

Summary

This Information Statement is being furnished to the holders (hereinafter referred to as “Members”) of outstanding ordinary shares, par value $0.000384 per share, of ORB Automotive Corporation, a Cayman Islands exempted company incorporated with limited liability (the “Company”), as of May 13, 2011 (the "Record Date"), in connection with the following actions:

By ordinary resolution:

Proposal One	to approve the ORB Automotive Corporation 2011 Long-Term Incentive Plan;

By special resolution:

Proposal Two	to amend the Articles of Association of the Company (the “Articles of Association”) by amending Article 56 to require the directors to convene an “Annual Meeting of Members”;

Proposal Three	to amend the Articles of Association by deleting current Article 87 that provides for each director holding office until removed by ordinary resolution of the Members;

Proposal Four	to amend the Articles of Association by amending (and renumbering) Article 88 to set parameters for the size of the Board;

Proposal Five	to amend the Articles of Association by adding a new Article 88 to provide for a classified Board of Directors, with directors in each class generally serving a term of three years;

Proposal Six	to amend the Articles of Association by amending Article 89 to provide that remuneration of directors may be determined by the Board of Directors;

Proposal Seven	to amend the Articles of Association by amending Article 91 to clarify when the Board may fill a vacancy in the Board; and

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Proposal Eight	to amend the Articles of Association by amending Article 122 to provide that directors may only be removed from the Board by special resolution of the Members, consistent with Cayman law.

The Company’s Board of Directors has scheduled a general meeting, but is not soliciting proxies in connection with the meeting since a small group of the Company’s Members, holding approximately 75% of the ordinary shares of the Company, has indicated to the Company that they intend to vote in favor of each of the Proposals. The general meeting of Members is to be held on July 12, 2011, at 9:00 p.m. local time, at the Company’s principal executive offices located at Room O-R, Floor 23, Building A, Fortune Plaza, Shennan Road, Futian District, Shenzhen, Guangdong, People’s Republic of China, and at any adjournments thereof.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  HOWEVER, YOU ARE ENTITLED TO ATTEND THE GENERAL MEETING AND VOTE IN PERSON OR BY PROXY ON THESE MATTERS.

THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY.

The cost of this Information Statement will be borne by the Company.  All references to “$” or “dollars” refer to U.S. dollars unless otherwise noted.

This Information Statement is first being sent to Members on or about June 13, 2011.

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Notice: Meeting Date

NOTICE IS HEREBY GIVEN that a general meeting of Members (the “Meeting”) will be held on July 12, 2011, at 9:00 p.m. local time, at the Company’s principal executive offices located at Room O-R, Floor 23, Building A, Fortune Plaza, Shennan Road, Futian District, Shenzhen, Guangdong, People’s Republic of China, and at any adjournments thereof.

Record Date and Voting Securities

Only Members of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, the Company had one series of ordinary shares, par value $0.000384 per share, outstanding. On the Record Date, 18,370,453 validly issued shares of our ordinary stock were issued and outstanding and held of record by 486 Members.  All outstanding ordinary shares are entitled to one vote on each matter submitted for voting by the Members.

Quorum

Members holding at least a majority of the paid up voting share capital of the Company must be present in person or by proxy in order for there to be a quorum at the meeting. Members of record who are present at the meeting in person or by proxy and who abstain from voting will be included in the number of Members present at the meeting for purposes of determining whether a quorum is present.

Proposals and Votes Required

Pursuant to the Articles of Association and the laws of the Cayman Islands, approval of the Proposals requires the following affirmative vote of the Company’s Members:

1.	For Proposal No. 1, a majority of the Members who vote in person or by proxy at a general meeting; and

2.	For Proposals No. 2 through 8, two-thirds of the Members who vote in person or by proxy at a general meeting.

Appraisal or Similar Rights

No action is proposed herein for which the laws of the Cayman Islands or the Articles of Association of the Company provide a right of a Member to dissent and obtain appraisal of or payment for such Member’s shares.

Security Ownership of Certain Beneficial Holders

The table below sets forth information, as of the Record Date, concerning (a) each person that is known to us to be the beneficial owner of more than 5% of our ordinary stock, (b) each of our executive officers, (c) each director and (d) all of our directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting and investment power with respect to their shares, except to the extent spouses share authority under applicable law. Beneficial ownership is determined in accordance with the rules of the SEC. At the close of business on the Record Date, we had 18,370,453 ordinary shares issued and outstanding. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the Record Date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person.

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Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned

5% or greater shareholders

Junning Ma (1) c/o Shenzhen ORB-Fortune New-Material Co., Ltd Room O-R, Floor 23, Building A, Fortune Plaza Shennan Road, Futian District Shenzhen, Guangdong, PRC 518040	11,380,863	61.95%

Apollo Enterprises International Inc. (1) c/o Shenzhen ORB-Fortune New-Material Co., Ltd Room O-R, Floor 23, Building A, Fortune Plaza Shennan Road, Futian District Shenzhen, Guangdong, PRC 518040	9,888,537	53.83%

Sheng Zhou (2) c/o Good Energy Enterprise Ltd. 1601, South Tower Poly International Plaza No. 1 Pazhou Road East, Haizhu District, Guangzhou, PRC	1,884,249	10.26%

Golden Grand Enterprises Ltd. (2) 1601, South Tower Poly International Plaza No. 1 Pazhou Road East, Haizhu District, Guangzhou, PRC	1,205,919	6.56%

Zha Wang (3) Bohai Road, Qinghe County Hebei Province, China 054800	1,442,000	7.85%

Karl Brenza (4) Skyline Investors, LLC Maxim Group LLC c/o Maxim Group LLC 405 Lexington Avenue 2nd Floor New York, NY 10174	1,174,641	6.39%

Current Officers and Directors (other than Mr. Ma, whose share ownership is referenced under the heading 5% of greater shareholders)

Guangning Xu (5) c/o Shenzhen ORB-Fortune New-Material Co., Ltd Room O-R, Floor 23, Building A, Fortune Plaza Shennan Road, Futian District Shenzhen, Guangdong, PRC 518040	0	N/A

Thomas J. Knox (6) 1717 Arch Street, Suite 3820 Philadelphia, PA 19103	559,000	3.02%

All officers and directors as a group (3 persons)	11,939,863	64.54%

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(1)
Mr. Ma is our Chief Executive Officer and President. Mr. Ma does not hold any shares in the Company directly but has sole voting and investment/dispositive power with respect to the shares held by the following entities: Apollo Enterprises International Inc., Aubo Automobile, Inc. and Universal Kingdom International Ltd. Mr. Ma is a director of Apollo Enterprises International, Inc. and the President and Chief Executive Officer of Aubo Automobile, Inc. and Universal Kingdom International, Ltd.

(2)
This information is derived from a Schedule 13D filed by Mr. Sheng Zhou on October 1, 2010.  Mr. Zhou does not hold any shares in the Company directly but has sole voting and dispositive power with respect to the shares held by the following entities: Golden Grand Enterprises Ltd, Good Energy Enterprise Ltd. and Huge Pine Development Ltd. Mr. Zhou is the Managing Partner of each of these entities.

(3)	This information is derived from a Schedule 13D filed by Mr. Zha Wang on November 16, 2010.

(4)
This information is derived from prior filings of the Company.  Mr. Brenza does not hold any shares in the Company directly but has sole voting and dispositive power with respect to the shares held by Skyline Investors, LLC (“Skyline”). Mr. Brenza is a Managing Director of both Skyline and Maxim Group LLC, which is deemed the beneficial owner of all of the shares held by Skyline. Mr. Brenza disclaims beneficial ownership of these shares.

(5)	Mr. Xu is our Vice Chief Financial Officer and Secretary.

(6)	Mr. Knox is Chairman of our board of directors. The shares reported include warrants to purchase 129,000 ordinary shares exercisable until May 4, 2016 at $1.47 per share.

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PROPOSAL NUMBER ONE
APPROVAL OF ORB AUTOMOTIVE CORPORATION 2011 LONG-TERM INCENTIVE PLAN

We propose to adopt the ORB Automotive Corporation 2011 Long-Term Incentive Plan (the "2011 Plan").  The complete text of the 2011 Plan is attached as Appendix A to this information statement.  To the extent the summary description below differs from the 2011 Plan text attached in Appendix A, the text of the 2011 Plan governs the terms and provisions of the 2011 Plan.

The 2011 Plan is designed to advance our interests and those of our Members by providing incentives to certain employees and individuals who perform services for us.  The 2011 Plan will be administered by the Board of Directors (“Board”) or a Board committee, upon consultation with management and the Board as appropriate, which will have the exclusive power to select the eligible persons to be granted awards under the 2011 Plan, to determine the type, size, terms and conditions of any awards that have been granted, to determine the time when awards will be granted, to establish performance measures, to make any adjustments necessary or desirable as a result of the granting of awards to eligible persons located outside the United States and to prescribe the form of the agreements evidencing awards made under this plan.

The Board, or Board committee, will also have the authority to interpret the 2011 Plan and the awards granted under the 2011 Plan, to establish, amend and rescind any rules and regulations relating to the 2011 Plan, and to make any other determinations that it deems necessary or desirable for the administration of the 2011 Plan, including the reconciliation of any defect, omission or inconsistency in the plan or in any award made under the 2011 Plan.  The Board, or Board committee, may also, in its sole discretion, determine whether a participant has terminated employment with, or ceased to perform services for, us and the effect, if any, such termination will have on any award granted under the 2011 Plan.

Any awards under the 2011 Plan will be at the discretion of the Board, or Board committee.  The Board, or Board committee, has not approved any awards that are conditioned on Member approval of this proposal.

The Board has adopted the 2011 Plan subject to Member approval of the 2011 Plan.  Absent such approval, the 2011 Plan will not become effective.  Therefore, it is not possible at present to determine the amount or form of any award that will be granted or available for grant to any person in the future.  Because our executive officers and directors are eligible to receive awards under the 2011 Plan, they may be deemed to have a personal interest in the adoption of this proposal.

The principal components of the 2011 Plan are as follows:

Types of Awards.  The 2011 Plan authorizes the following awards, each of which we may grant alone or in any combination:  (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance grants, and (vi) other share-based awards deemed by the Board, or Board committee, in its discretion, to be consistent with the purposes of the 2011 Plan.

Participation.  Consistent with the purposes of the 2011 Plan, the Board, or Board committee, will have exclusive power to select the persons who may participate in this plan and may grant awards under the 2011 Plan to full or part-time employees or other individuals who perform services for the Company or a parent, subsidiary or affiliate, including, directors who are not employees and consultants and independent contractors who perform services for the Company or a parent, subsidiary or affiliate.

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Maximum Number of Shares that May be Issued/Award Limitations.  The maximum aggregate number of our ordinary shares available for issuance under Awards granted under the 2011 Plan, including "incentive stock options," will be 1,500,000. Pursuant to the terms of the 2011 Plan and subject to possible adjustments provided for in the plan, no eligible person may receive in any one fiscal year:

•	stock options or stock appreciation rights for more than 200,000 ordinary shares;

•	restricted shares, restricted share units and performance grants (denominated in ordinary shares) for more than 250,000 ordinary shares; and

•	performance grants (denominated in cash) for more than $250,000.

If any award terminates, lapses, is forfeited, or cancelled, or is otherwise settled without the delivery of the full number of ordinary shares underlying the award, including ordinary shares withheld to satisfy tax withholding obligations, then the ordinary shares underlying the award, to the extent of any such forfeiture, termination, lapse, cancellation, payment, etc., will again be available for issuance under the 2011 Plan but if a stock appreciation right is granted in tandem with another award, shares subject to a stock appreciation right granted in tandem with an option that expire without either the tandem stock appreciation right or associated option being exercised or that are forfeited will again be available for future grants of Awards, provided that each share associated with such tandem stock appreciation right and the associated option will only count as one share.  Further, in the event of the surrender of an option, or a portion of it, to exercise a tandem stock appreciation right, the shares represented by the option or that part of it that is surrendered, will not be available for reissuance under the 2011 Plan.  Conversely, in the event of the surrender of stock appreciation rights, or a portion of it, to exercise the associated option, the shares represented by the stock appreciation rights or that part of it that is surrendered, will not be available for reissuance.

Stock Options.  The 2011 Plan permits the granting of options, both incentive stock options and nonqualified stock options, to purchase shares of stock.  Incentive stock options may only be granted to our employees or the employees of our parent or subsidiaries within the meaning of Code Sections 424(e) and (f).  Our Board, or Board committee, determines the number of shares that are to be subject to each stock option and establishes the exercise price at the time each option is granted.  The 2011 Plan provides that the option exercise price for each share covered by an option, including incentive and nonqualified stock options, will not be less than the fair market value of a share of our ordinary stock on the date the option is granted and that the term of the option may not exceed ten years from the grant date.  The exercise price of an incentive stock option exercisable for the first time by an employee during any calendar year may not exceed $100,000.

In the case of an incentive stock option granted to an individual who owns more than ten percent of the voting power of all classes of our stock or that of our parent or subsidiaries, the exercise price will not be less than 110% of the fair market value of a share of ordinary stock on the grant date, and the term of the option may not exceed five years from the grant date.

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Stock Appreciation Rights.  Upon a participant’s exercise of a stock appreciation right award, the participant is entitled to receive, without payment to us, the number of shares having an aggregate value equal to the excess of the fair market value of one common share, at the time of such exercise, over the exercise price, times the number of ordinary shares subject to the award, or portion of the award, that is so exercised.  A stock appreciation right must have an exercise price of no less than the fair market value of shares covered by the right on the date of grant and will not be exercisable after the expiration of ten years from the date it is granted.  The terms of a stock appreciation right may provide that it will be deemed to have been exercised at the close of business on the business day preceding the expiration date of the stock appreciation right, or such other date as specified by the Board, or Board committee, if at such time such stock appreciation right has a positive value.

Restricted Stock and Restricted Stock Units.  We may also grant restricted stock and restricted stock units under the 2011 Plan.  The standard vesting schedule applicable to awards of restricted stock and restricted stock units will provide for vesting of such awards, in one or more increments, over a service period of no less than three years but this limitation does not apply to awards that we make to our non-employee directions and must not adversely affect a participant’s rights under another plan or agreement with us.  A recipient of restricted stock will have the right to vote such shares and to receive dividends or other distributions made or paid with respect to such shares.  The Board, or Board committee, may also grant associated awards of dividend equivalents to recipients of restricted stock units.

Performance Grants.  Our Board, or Board committee, may grant performance grants to eligible persons in the form of cash, shares, or any other form of award issuable under the 2011 Plan.  The Board, or Board committee, will have the sole and complete authority to determine the value of any performance grant to be awarded, the performance period, and the performance criteria to be satisfied within the award period.  In relation to any performance grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured.  Performance measures may be determined either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary of us, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous fiscal years’ results or to a designated comparison group, in each case as specified by the committee.

With respect to awards that are intended to be performance-based under Code Section 162(m), our Board, or Board committee, will establish written objective performance goals for each performance period relating to one or more of the following performance measures:  cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation, and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; stock price; return on equity; total or relative increases to Member return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, and other non-financial operating and management objective performance measures.

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To the extent consistent with Code Section 162(m), our Board, or Board committee, may determine, at the time the performance goals are established, that certain adjustments will apply, in whole or in part, to exclude the effect of any of the following occurrences: the impairment of tangible or intangible assets, litigation or claim judgments or settlements, the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, business combinations, reorganizations, and/or restructurings, including, but not limited to, reductions in force and early retirement incentives, currency fluctuations, and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements or notes appearing in our annual report for the applicable period.

In addition, the Board, or Board committee, may, in its sole discretion, establish additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any performance grant and may also retain the discretion to reduce the amount of a performance grant to an eligible person if it concludes that such reduction is necessary or appropriate.

Other Share-Based Awards.  We may also grant other share-based awards under the 2011 Plan.  An “Other Share-Based Award” consists of any right that is not an award described above; and an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as deemed by our Board, or Board committee, to be consistent with the purposes of the 2011 Plan.  Subject to the terms of the 2011 Plan and any applicable award agreement, the Board, or Board committee, will determine the terms and conditions of any such Other Share-Based Award.

Code Section 409A. To the extent any awards under the 2011 Plan are subject to Code Section 409A, we intend that the awards do not result in adverse taxes consequences under Code Section 409A.

Transferability.  No awards granted under the 2011 Plan or any right thereto will be assignable or transferable by a participant except by will or by the laws of descent and distribution; provided, however, the Board, or Board committee, may permit a transfer to a “permitted transferee,” as defined in the 2011 Plan.

Deferred Payment of Awards.  The payment of awards granted pursuant to the 2011 Plan may, in certain instances, be deferred until a later date, at the Board, or Board committee’s, sole discretion, in accordance with the provisions of Code Section 409A, but no deferral will be permitted with respect to stock options or stock appreciation rights.

Amendment or Substitution of Awards.  Our Board, or Board committee, may amend or modify any outstanding award granted under the 2011 Plan in its discretion in any manner that it deems appropriate, so long as the committee could grant such amended or modified award under the terms of the 2011 Plan at the time of such amendment or modification and the amendment or modification will not:

•         accelerate the vesting or exercisability of any awards other than in connection with a participant’s death, disability, retirement, or a change in control or other transaction contemplated by the 2011 Plan but this limitation will not apply to:

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o	awards for up to five percent of the aggregate number of ordinary shares authorized for issuance under the 2011 Plan, or

o	any performance grant the payment of which remains contingent upon the attainment of the performance goal; or

•         adversely affect in a material manner any right of a participant under the awards without his or her written consent.

Notwithstanding, our Board, or Board committee, is authorized to modify, amend, or terminate any or all of the provisions of an award to the extent necessary to conform the provisions of the award with Code Section 162(m), Code Section 409A, or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination will adversely affect the rights of a participant.  Our Board, or Board committee, may also, in its discretion, permit award holders to surrender outstanding awards in order to exercise or realize the rights under other awards, or in exchange for the grant of new awards, or require holders of awards to surrender outstanding awards as a condition precedent to the grant of new awards under the 2011 Plan.

Dilution and Other Adjustments.  In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares, other of our securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of ordinary shares or other of our securities, issuance of warrants or other rights to purchase shares or other of our securities or other similar corporate transaction or event affects our  shares such that the Board, or Board committee, determines that an adjustment is necessary to maintain the proportionate number of shares available under the 2011 Plan or subject to awards without changing the aggregate exercise or settlement price, then the Board, or Board committee, will have the authority to make certain equitable terminations and/or adjustments to the 2011 Plan and awards made thereunder, including:

•	the authority to adjust:

o	the aggregate shares available under the 2011 Plan or the individual maximum number of shares that we may grant as stock options, stock appreciation rights, or performance grants under the 2011 Plan;

o	the authority to adjust the number of shares subject to outstanding awards; and

o	the exercise or settlement price of any outstanding awards;

•         the authority to provide for an equivalent award or substitute award in respect of the surviving entity of any merger, consolidation, or other transaction or event having a similar effect; or

•         the authority to provide for a cash payment to the holder of an outstanding award as long as such payment does not affect the status of any award intended to qualify as performance-based compensation under Code Section 162(m) or as an incentive stock option or result in any adverse tax consequences under Code Section 409A.

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Plan Amendment or Suspension. The 2011 Plan may be amended or suspended in whole or in part at any time from time to time by the Board, or Board committee, but no such change or amendment will be made without Member approval if the Board, or Board committee, determines such approval is necessary or desirable to qualify for or comply with any tax or regulatory requirement or other applicable law.  No amendment to the 2011 Plan will adversely affect in a material manner any right of any participant with respect to any award previously granted without such participant’s written consent, except where such amendment is necessary to conform the provisions of the award to Code Section 162(m), Code Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto.

Plan Termination.  The 2011 Plan will terminate upon the earlier of the adoption of a resolution of the board terminating the 2011 Plan; or the tenth anniversary of the adoption of the 2011 Plan by our Members.

Federal Tax Consequences.  The following is a brief summary of the principal United States federal income tax consequences applicable to participants in the 2011 Plan and to us, and is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed.  This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local, or foreign tax consequences.  The 2011 Plan is not subject to the protective provisions of ERISA and is not qualified under Code Section 401(a).

Incentive Stock Options

Options issued under the 2011 Plan and designated as incentive stock options are intended to qualify under Code Section 422.  Under the provisions of Code Section 422, an optionee who has been granted an incentive stock option will not recognize income and we will not be entitled to a deduction at the time of the grant or exercise of the option but the difference between the value of the ordinary stock received on the exercise date and the exercise price paid is an item of tax preference for purposes of determining the optionee’s alternative minimum tax.  The taxation of gain or loss upon the sale of the ordinary stock acquired upon exercise of an incentive stock option depends, in part, on whether the holding period of the ordinary stock is at least two years from the date the option was granted and at least one year from the date the option was exercised.  If this holding period is satisfied, any gain or loss realized on a subsequent disposition of the ordinary stock is treated as a long-term capital gain or loss.  If this holding period is not met, then, upon such “disqualifying disposition” of the ordinary stock, the optionee will realize compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the ordinary stock at the time of exercise over the exercise price limited, however, to the gain on sale.  Any further gain (or loss) realized by the optionee generally is taxed as short- or long-term capital gain (or loss) depending on the holding period.  If the optionee recognizes ordinary income upon a disqualifying disposition, we generally will be entitled to a tax deduction in the same amount.

Nonqualified Stock Options and Stock Appreciation Rights

An optionee will generally not recognize income at the time a nonqualified stock option is granted.  Rather, the optionee recognizes compensation income only when the nonqualified stock option is exercised.  The amount of income recognized is equal to the excess of the fair market value of the ordinary stock received over the sum of the exercise price plus the amount, if any, paid by the optionee for the nonqualified stock option.  We are generally entitled to a tax deduction in an amount equal to the compensation income recognized by the optionee.  Upon a subsequent disposition of the ordinary stock acquired under a nonqualified stock option, the optionee will realize short-term or long-term capital gain (or loss) depending on the holding period.  The capital gain (or loss) will be short-term if the ordinary stock is disposed of within one year after the nonqualified stock option is exercised, and long-term if the ordinary stock was held more than 12 months as of the sale date.

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Stock appreciation rights are treated very similarly to nonqualified stock options for tax purposes.  A participant receiving a stock appreciation right will not normally recognize any taxable income upon the grant of the stock appreciation right.  Upon the exercise of the stock appreciation right, the participant will recognize compensation taxable as ordinary income equal to either the cash received upon the exercise; or if ordinary stock is received upon the exercise of the stock appreciation right, the fair market value of the ordinary stock received.  We will generally be entitled to a tax deduction in an amount equal to the compensation income recognized by the participant.

Restricted Stock

A participant that receives a restricted stock award under the 2011 Plan will normally not be required to recognize income for federal income tax purposes at the time of grant, nor are we entitled to any deduction, to the extent that the ordinary stock awarded has not vested (i.e., subject to a substantial risk of forfeiture).  When any part of a restricted stock award vests, the participant will realize compensation taxable as ordinary income in an amount equal to the fair market value of the vested ordinary stock on the vesting date (less the amount, if any, paid for the stock).  The participant may, however, make an election, referred to as a Section 83(b) election, within thirty days following the grant of the restricted stock award, to be taxed at the time of the grant of the award based on the fair market value of the ordinary stock on the grant date.  If a Section 83(b) election has not been made, any dividends received with respect to the restricted stock award prior to the lapse of the restrictions will be treated as additional compensation that is taxable as ordinary income to the participant.  We will be entitled to a deduction in the same amount and at the same time that the participant recognizes ordinary income.  Upon the sale of the vested ordinary stock, the participant will realize short-term or long-term capital gain or loss depending on the holding period.

Restricted Stock Units

Under current tax law, a participant who receives restricted stock units will not recognize taxable income for federal income tax purposes until the ordinary stock underlying the restricted stock units are actually issued to the participant.  Upon issuance of ordinary stock, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the ordinary stock received, and we will be entitled to a corresponding deduction.  If the participant is an employee, the participant will be subject to Social Security and Medicare taxes at the time the restricted stock units vest, even though none of the ordinary stock underlying the restricted stock units is issued at that time.  However, no additional Social Security or Medicare taxes will be due when the ordinary stock subject to the vested restricted stock units is subsequently issued (even if that the market value of the ordinary stock has increased).

Performance Grants

A participant generally will not recognize income upon the grant of a performance award.  Upon payment of the performance grant, the participant will recognize ordinary income in an amount equal to the cash received or, if the performance grant is payable in ordinary stock, the fair market value of the ordinary stock received.  When the participant recognizes ordinary income upon payment of a performance award, we will generally be entitled to a tax deduction in the same amount.

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Unrestricted Stock

The tax consequences of receiving ordinary stock pursuant to a stock award under the 2011 Plan is similar to receiving cash compensation from us, unless the ordinary stock awarded is restricted stock (i.e., subject to a substantial risk of forfeiture).  If the shares of ordinary stock are unrestricted (i.e., not subject to a substantial risk of forfeiture), the participant must recognize ordinary income equal to the fair market value of the ordinary stock received less any amount paid for ordinary stock.

Limitations on our Deductions; Consequences of Change of Control

With certain exceptions, Code Section 162(m) limits our deduction for compensation in excess of $1,000,000 paid to certain covered employees (generally our Chief Executive Officer and four other highest-paid executive officers).  Compensation paid to covered employees is not subject to the deduction limitation if it is considered “qualified performance-based compensation” within the meaning of Code Section 162(m).  If our Members approve the 2011 Plan, we believe that stock options, stock appreciation rights and performance grants (intended to be treated as qualified performance-based compensation as defined in the Code) granted to covered employees under the 2011 Plan will satisfy the requirements of qualified performance-based compensation and therefore we will be entitled to a full deduction with respect to such awards.  In addition, if our “change of control” causes awards under the 2011 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject the participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of our deductions under Code Section 280G.

Code Section 409A

Awards under the 2011 Plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A.  We intend that all awards under the 2011 Plan will not result in adverse tax consequences under Code Section 409A.  In certain cases, however, Code Section 409A may impose upon a participant certain taxes or interest charges for which the participant is responsible.  In no event does Code Section 409A limit our deduction with respect to compensation paid to a participant.

The Board unanimously recommends a resolution to approve the 2011 Plan.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.  HOWEVER, YOU ARE ENTITLED TO ATTEND THE MEETING AND VOTE IN PERSON OR BY PROXY.

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PROPOSALS TWO THROUGH EIGHT

The Board determined that it is in the best interests of the Company and its Members to amend certain provisions of the Company’s Articles of Association (the “Articles of Association”) to facilitate the management of the Company as a public entity. The Amended and Restated Articles of Association, incorporating each of the proposed amendments (see Proposals Two through Eight) is attached as Appendix B to this Information Statement. A version of the Amended and Restated Articles of Association marked to show the proposed amendments compared to the current Articles of Association is attached as Appendix C hereto.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.  HOWEVER, YOU ARE ENTITLED TO ATTEND THE MEETING AND VOTE IN PERSON OR BY PROXY.

PROPOSAL NUMBER TWO
APPROVAL OF AN AMENDMENT TO “GENERAL MEETING OF MEMBERS,”
ARTICLE 56 OF THE ARTICLES OF ASSOCIATION

Under the heading “General Meeting of Members,” Article 56 of the Articles of Association currently permits the Board to convene a general meeting of the Members of the Company whenever it thinks fit.  There is no requirement in the Articles of Association that the Board convene an ordinary general meeting of the Members at least annually.  The Board proposes to amend Article 56 of the Articles of Association to require that the Board convene a general meeting of Members at least annually, to be designated the “Annual Meeting of Members.”  At a minimum, Members shall vote upon the election of directors at the Annual Meeting of Members.  Although not required under Cayman law, the Board believes that our Members should have input into certain matters, including the regular election of directors and that matters requiring Member input, including the election of directors, should generally be considered at such an Annual Meeting of Members.

The Board unanimously recommends a resolution to approve the amendment to Article 56 of the Articles of Association. The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER THREE
APPROVAL OF THE DELETION OF “APPOINTMENT OF DIRECTORS,”
CURRENT ARTICLE 87 OF THE ARTICLES OF ASSOCIATION

Under the heading “Appointment of Directors,” Article 87 of the Articles of Association currently provides that a director of the Board holds office until he is removed from office by the Members.  Upon approval of the amendment to Article 56, the Board believes that current Article 87 will be redundant since Article 56, as amended, provides that the Members shall hold an Annual Meeting of Members at which the Members shall vote on the election of directors.

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The Board unanimously recommends a resolution to approve the deletion of current Article 87 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER FOUR
APPROVAL OF AN AMENDMENT TO (and renumbering of) “APPOINTMENT OF DIRECTORS,”
ARTICLE 88 OF THE ARTICLES OF ASSOCIATION

Under the heading “Appointment of Directors,” Article 88 (which, upon approval of Proposal Three would automatically be renumbered Article 87) of the Articles of Association currently provides that the size of the Board may be fixed from time to time by ordinary resolution of the Members.  If not fixed by such ordinary resolution, the size of the Board is unlimited.  We believe that it is appropriate to establish initial parameters for the size of the Board and we propose to set the minimum size of the Board at two and the maximum size of the Board at seven directors.  Given our current size and revenue, the Board believes that limiting the number of directors to between two and seven will maximize the Board’s decision-making efficiency and reduce our costs. The amended Article continues to provide that the size of the Board may be amended by ordinary resolution of the Members.  Also, in conjunction with Proposal Five below, the amended Article specifies that the number of directors in each “Class of Directors” would be evenly divided.

The Board unanimously recommends a resolution to approve the amendment (and renumbering) of Article 88 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER FIVE
APPROVAL OF THE ADDITION OF “APPOINTMENT OF DIRECTORS,”
NEW ARTICLE 88 OF THE ARTICLES OF ASSOCIATION and
AMENDMENT OF “INTERPRETATIONS,” ARTICLE 2

The Board proposes to add a new Article 88 to the Articles of Association to divide the Board into three classes or directors that are elected for staggered, three-year terms. The Board believes that a classified Board promotes continuity, stability, and independence of our leadership. Further, a classified Board is most able to maximize long-term Member value, particularly through the development and execution of long-term strategic plans, a process that often takes years. A Board with an historical perspective of the Company is better positioned to make the fundamental decisions that are best for us and our Members. The annual election of one-third of the Board also helps to prevent abrupt changes in corporate policies that might result if the entire Board were elected each year. Such changes could hinder us in achieving our long-term strategic goals, and thus might deprive Members of the opportunity to realize the maximum value of their investment.

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In connection with the approval of this Proposal, we propose to add a new definition for “Class of Directors” under the heading “Interpretations,” Article 2.

The Board unanimously recommends a resolution to approve the addition of new Article 88 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER SIX
APPROVAL OF AN AMENDMENT TO “APPOINTMENT OF DIRECTORS,”
ARTICLE 89 OF THE ARTICLES OF ASSOCIATION

Under the heading “Appointment of Directors,” Article 89 of the Articles of Association currently provides that all remuneration of directors shall be determined by ordinary resolution of Members.  We propose to amend this Article 89 to allow remuneration of directors to be determined by the Board.  We believe that, while the overall framework of directors’ compensation shall be determined by Members through mechanisms such as the Long-Term Incentive Plan, the actual amount of each director’s remuneration is a routine business decision that should be made by the Board. As we continue to grow our Board, having the ability to make timely decisions regarding remuneration of our directors will allow us to appoint the best directors to lead our company going forward.

The Board unanimously recommends a resolution to approve the amendment of Article 89 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER SEVEN
APPROVAL OF AN AMENDMENT TO “APPOINTMENT OF DIRECTORS,”
ARTICLE 91 OF THE ARTICLES OF ASSOCIATION

Under the heading “Appointment of Directors,” Article 91 of the Articles of Association currently provides that the Board may appoint a person as a director to fill a casual vacancy or as an additional director, subject to the maximum number of directors imposed by the Members.  We propose to amend Article 91 to allow the Board to fill vacancies occurring as a result of “death, resignation, removal, increase in the number of directors, or otherwise,” subject to the maximum number of directors imposed by the Members.  We believe that the current language may hinder and restrict the Board and the company from filling vacancies on the Board that may unexpectedly occur without the need to convene an extraordinary general meeting of Members. A delay in filling Board vacancies could prove harmful to the Company and its Members.

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The Board unanimously recommends a resolution to approve the amendment of Article 91 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

PROPOSAL NUMBER EIGHT
APPROVAL OF AN AMENDMENT TO “DISQUALIFICTION OF DIRECTORS,”
ARTICLE 122 OF THE ARTICLES OF ASSOCIATION

Under the heading “Disqualification of Directors,” Article 122 of the Articles of Association - subsection 122.5 currently provides that, in addition to the reasons set forth in subsections 122.1 through 122.4, a director may be removed by vote of a majority of directors and subsection 122.6 currently provides that a director may be removed by ordinary resolution of the Members.  We propose to delete subsection 122.5 and amend subsection 122.6 so that a director may only be removed by special resolution of the Members.  This amendment is being made to be consistent with current Cayman law.  Article 79 of the First Schedule of Cayman Companies Law (2010 Revision) requires that a company approve the removal of a director by special resolution of Members.

The Board unanimously recommends a resolution to approve the amendment of Article 122 of the Articles of Association.  The Company has determined that Members holding the necessary number of votes to approve the foregoing proposal have indicated to the Company that they intend to vote in favor of it.  Accordingly, the Company is sending this Information Statement to you as a matter of regulatory compliance.   This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.  HOWEVER, YOU ARE ENTITLED TO ATTEND THE MEETING AND VOTE IN PERSON OR BY PROXY.

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ADDITIONAL INFORMATION

Summary Compensation Table —Years Ended December 31, 2010 and 2009 (1)

The following table shows information concerning all cash and non-cash compensation awarded to, earned by or paid to our “named executives” for services rendered in all capacities during the noted periods.  Our named executives during 2010 were Mr. Junning Ma, our Chief Executive Officer and President, Mr. Guangning Xu, our Vice Chief Financial Officer and Secretary, and Messrs. Joseph Rozelle and Karl Brenza, each of whom served as our principal executive officer for a period of time during 2010. None of our named executives received total annual salary and bonus compensation in excess of $100,000.

Name and Position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Marco Ma	2010	$5,910	0	0	0	$198	$6,108
President and Chief	2009	$5,733	0	0	0	$192	$5,925
Executive Officer

Guangning Xu (4)	2010	$1,025	0	0	0	$73	$1,098
Vice Chief Financial	2009	$1,025	0	0	0	$73	$1,098
Officer and Secretary

Joseph Rozelle (5)	2010	$0	0	0	0	0	0
Former President, CFO	2009	$0	0	0	0	0	0
and Secretary

Karl Brenza (6)	2010	$0	0	0	0	0	0
Former President and
CEO

(1)
On September 10, 2010, we acquired GPC in a reverse acquisition transaction that was structured as a share exchange and in connection with that transaction, Mr. Ma became our Chief Executive Officer and President and Mr. Xu became our Chief Financial Officer. Prior to the effective date of the reverse acquisition, Messrs. Ma and Xu held the same positions with our operating subsidiary, Shenzhen ORB. The annual compensation shown in this table includes the amounts Messrs. Ma and Xu received from Shenzhen ORB prior to the consummation of the reverse acquisition.

(2)
Messrs. Ma and Xu are compensated in RMB.  The amounts set forth in the table above are calculated using exchange rates of $1.00 = RMB 6.6227 and RMB 6.8282 as of December 31, 2010 and 2009, respectively.

(3)
The reported amounts are company housing reimbursement received by Messrs. Ma and Xu.  Shenzhen ORB subsidizes a portion of the rent paid by Messrs. Ma and Xu for their respective residences in Shenzhen.

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(4)
Mr. Xu joined Shenzhen ORB on October 28, 2009.  Shenzhen ORB has entered into an employment agreement with Mr. Xu, pursuant to which he is entitled to annual compensation of RMB42,000 (approximately $6,342), which is payable monthly for the term of the agreement.  The agreement shall expire on December 31, 2010, unless extended by agreement of the parties.  The agreement was extended by the parties for 2011.

(5)
Mr. Rozelle resigned from the offices of President and Chief Financial Officer effective as of August 31, 2010 and from the office of Secretary effective as of September 10, 2010.  He received no compensation from the Company in connection with his resignation.

(6)
Mr. Brenza was appointed our President and Chief Executive Officer effective as of August 31, 2010 and resigned from both of those positions effective as of September 10, 2010.  He received no compensation from the Company in connection with his service.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executives during the year ended December 31, 2010.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executives at December 31, 2010. No equity awards were made during the year ended December 31, 2010.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executives, nor was any restricted stock held by such executives vested during the year ended December 31, 2010.

Pension Benefits

No named executives received or held pension benefits during the year ended December 31, 2010.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive during the year ended December 31, 2010.

Potential Payments Upon Termination or Change in Control

Pursuant to the terms of his employment agreement with Shenzhen ORB, upon the occurrence of a termination event, Mr. Xu is entitled to receive severance payments from Shenzhen ORB.  In accordance with PRC governmental regulation, this severance payment is generally the payment of one-month’s salary in a lump sum on the termination date.

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Compensation of Directors

No Member of our board of directors received any compensation for his services as a director during the year ended December 31, 2010.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2010 we did not have a standing compensation committee. Our board of directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers. None of our executive officers has served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served on our board or Compensation Committee.

Delivery of Documents to Multiple Members Sharing an Address

One Information Statement will be delivered to multiple Members sharing an address unless the Company receives contrary instructions from such Members. Upon receipt of such notice, the Company will undertake to promptly deliver a separate copy of the Information Statement to the Member at the shared address to which a single copy of the Information Statement was delivered. In the event you desire to provide such notice to us with respect to this Information Statement or any future Annual Report, Proxy Statement or Information Statement, such notice may be given by mail to Room O-R, Floor 23, Building A, Fortune Plaza, Shennan Road, Futian District, Shenzhen, Guangdong, PRC 518040.

Supplemental Company Information

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-K and 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

ORB AUTOMOTIVE CORPORATION

Thomas J. Knox
Chairman of the Board

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APPENDIX A

ORB Automotive Corporation
2011 Long-Term Incentive Plan

Section 1.  Purpose.  The purpose of this Plan is to advance the interests of ORB Automotive Corporation (“ORB”) and its shareholders by providing incentives to certain Eligible Persons who contribute significantly to the strategic and long-term performance objectives and growth of the Company.

Section 2.  Definitions.  Certain capitalized terms applicable to this Plan are set forth in Exhibit 1.

Section 3.  Administration.  This Plan shall be administered by the Committee, upon consultation with management and the Board as appropriate.  The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include exclusive authority to select the Eligible Persons to be granted Awards under this Plan, to determine the type, size, terms and conditions of the Award to be made to each Eligible Person selected, to modify or waive the terms and conditions of any Award that has been granted, to determine the time when Awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to Eligible Persons located outside the United States and to prescribe the form of the agreements evidencing Awards made under this Plan. Awards may, in the discretion of the Committee, be made under this Plan in assumption of, or in substitution for, outstanding Awards previously granted by (i) the Company, (ii) any predecessor of the Company, or (iii) a company acquired by the Company or with which the Company combines. The number of Ordinary Shares underlying such substitute awards shall be counted against the aggregate number of Ordinary Shares available for Awards under this Plan.

The Committee is authorized to interpret this Plan and the Awards granted under this Plan, to establish, amend and rescind any rules and regulations relating to this Plan, and to make any other determinations that it deems necessary or desirable for the administration of this Plan. The Committee may correct any defect or omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee in the interpretation and administration of this Plan, as described in this Plan, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their Beneficiaries or Permitted Transferees). The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Participants.

No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Committee or by any other officer of the Company in connection with the performance of duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute. In addition to all other rights of indemnification and reimbursement to which a member of the Committee and an officer of the Company may be entitled, the Company shall indemnify and hold harmless each such member or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding or suit in connection with the performance of duties under this Plan against expenses (including reasonable attorneys’ fees), judgments, fines, liabilities, losses and amounts paid in settlement actually and reasonably incurred by him or her in connection with such proceeding or suit, except for his or her own willful misconduct or as expressly provided otherwise by statute. Expenses (including reasonable attorneys’ fees) incurred by such a member or officer in defending any such proceeding or suit shall be paid by the Company in advance of the final disposition of such proceeding or suit upon receipt of a written affirmation by such member or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of such member or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section.

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Section 4.  Participation.  Consistent with the purposes of this Plan, the Committee shall have exclusive power to select the Eligible Persons who may participate in this Plan and be granted Awards under this Plan. Eligible Persons may be selected individually or by groups or categories, as determined by the Committee in its discretion.

Section 5.  Awards under this Plan.

(a)           Types of Awards.  Awards under this Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:  (i) Share Options, (ii) Share Appreciation Rights, (iii) Restricted Share, (iv) Restricted Share Units, (v) Performance Grants and (vi) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of this Plan (including, but not limited to, Other Share-Based Awards, Awards of or options or similar rights granted with respect to unbundled share units or components thereof, and Awards to be made to Participants who are foreign nationals or are employed or performing services outside the United States).

(b)           Maximum Number of Ordinary Shares that May be Issued.  The maximum aggregate number of Ordinary Shares available for issuance under Awards granted under this Plan, including Incentive Share Options, shall be 1,500,000. No Eligible Person may receive: (i) Share Options or Share Appreciation Rights under this Plan for more than 200,000 Ordinary Shares in any one fiscal year of the Company; (ii) Restricted Shares, Restricted Share Units and Performance Grants (denominated in Ordinary Shares) for more than 250,000 Ordinary Shares in any one fiscal year of the Company and (iii) Performance Grants (denominated in cash) for more than $250,000 in any one fiscal year of the Company. The foregoing limitations shall be subject to adjustment as provided in Section 16, but only to the extent that any such adjustment will not affect the status of:  (i) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code; (ii) any Award intended to qualify as an Incentive Share Option or (iii) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Ordinary Shares issued pursuant to this Plan may be either authorized but unissued shares, treasury shares, reacquired shares or any combination thereof. If any Ordinary Shares covered by an award terminate, lapse, are forfeited or cancelled, or such Award is otherwise settled without the delivery of the full number of Ordinary Shares underlying the Award, including Ordinary Shares withheld to satisfy tax withholding obligations, then such Ordinary Shares to the extent of any such forfeiture, termination, lapse, cancellation, payment, etc., shall again be, or shall become available for issuance under this Plan; provided, however, that Ordinary Shares (i) delivered in payment of the exercise price of a Share Option, (ii) not issued upon the net settlement or net exercise of Share Appreciation Rights, or (iii) delivered to or withheld by the Company to pay withholding taxes related to a Share Option or Share Appreciation Right, shall not become available again for issuance under this Plan.

(c)           Rights with Respect to Ordinary Shares and Other Securities.  Except as provided in subsection 8(c) with respect to Awards of Restricted Share and unless otherwise determined by the Committee in its discretion, a Participant to whom an Award is made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have no rights as a shareholder with respect to any Ordinary Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a share certificate evidencing such Ordinary Shares or other evidence of ownership is issued to such Participant or until Participant's ownership of such Ordinary Shares shall have been entered into the  Register of Members in the case of uncertificated shares.

Section 6.  Share Options.  The Committee may grant Share Options; provided that an Incentive Share Option may be granted only to Eligible Persons who are employees of ORB or any parent or subsidiary of ORB within the meaning of Code Sections 424(e) and (f), including a subsidiary which becomes such after adoption of the plan.  Each Share Option granted or sold under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Share Option or the Ordinary Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

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(a)           The exercise price of a Share Option shall not be less than the Fair Market Value of the Ordinary Shares subject to such Share Option on the date of grant, as determined by the Committee; provided, however, if an Incentive Share Option is granted to a Ten Percent Employee, such exercise price shall not be less than 110% of such Fair Market Value at the time the Share Option is granted.

(b)           The Committee shall determine the number of Ordinary Shares to be subject to each Share Option.

(c)           Any Share Option may be exercised during its term only at such time or times and in such installments as the Committee may establish.

(d)           A Share Option shall not be exercisable:

(i)           in the case of any Incentive Share Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other Share Option, after the expiration of ten years from the date it is granted; and

(ii)          unless payment in full is made for the shares being acquired under such Share Option at the time of exercise as provided in subsection 6(h).

(e)           The Committee shall determine in its discretion and specify in each agreement evidencing a Share Option the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Share Option; provided, however, that an Incentive Share Option that is exercised at a time that is beyond the time an Incentive Share Option may be exercised in order to qualify as such under the Code shall cease to be an Incentive Share Option.

(f)           In the case of an Incentive Share Option, the amount of the aggregate Fair Market Value of Ordinary Shares (determined at the time of grant of the Share Option) with respect to which incentive share options are exercisable for the first time by an employee of the Company during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) shall not exceed $100,000 or such other amount as is specified in the Code.

(g)           It is the intent of ORB that Nonqualified Share Options granted under this Plan not be classified as Incentive Share Options, that the Incentive Share Options granted under this Plan be consistent with and contain or be deemed to contain all provisions required under Section 422 and the other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. If a Share Option is intended to be an Incentive Share Option, and if for any reason such Share Option (or portion thereof) shall not qualify as an Incentive Share Option, then, to the extent of such nonqualification, such Share Option (or portion thereof) shall be regarded as a Nonqualified Share Option granted under this Plan; provided that such Share Option (or portion thereof) otherwise complies with this Plan’s requirements relating to Nonqualified Share Options. In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of a Share Option to qualify for any reason as an Incentive Share Option.

(h)           For purposes of payments made to exercise Share Options, such payment shall be made in such form (including, but not limited to, cash, Ordinary Shares, the surrender of another outstanding Award under this Plan, broker assisted cashless exercise or any combination thereof) as the Committee may determine in its discretion.

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Section 7.  Share Appreciation Rights.  The Committee may grant Share Appreciation Rights. Each Award of Share Appreciation Rights granted under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Share Appreciation Rights or the Ordinary Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish.

(a)           The Committee shall determine the number of Ordinary Shares to be subject to each Award of Share Appreciation Rights.

(b)           Any Share Appreciation Right may be exercised during its term only at such time or times and in such installments as the Committee may establish and shall not be exercisable after the expiration of ten years from the date it is granted.

(c)           The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Share Appreciation Rights the effect, if any, the termination of the Participant’s employment with or performance of services for the Company shall have on the exercisability of the Award of Share Appreciation Rights.

(d)           An Award of Share Appreciation Rights shall entitle the holder to exercise such Award and to receive from ORB in exchange thereof, without payment to ORB, that number of Ordinary Shares having an aggregate value equal to the excess of the Fair Market Value of one Common Share, at the time of such exercise, over the exercise price, times the number of Ordinary Shares subject to the Award, or portion thereof, that is so exercised or surrendered, as the case may be.  Share Appreciation Rights shall have an exercise price no less than the Fair Market Value of the Ordinary Shares covered by the right on the date of grant.

(e)           A Share Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Share Appreciation Right, or such other date as specified by the Committee, if at such time such Share Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subsection 7(d) of this Agreement.

Section 8.  Restricted Share and Restricted Share Units.  The Committee may grant Awards of Restricted Share and Restricted Share Units. Each Award of Restricted Share or Restricted Share Units under this Plan shall be evidenced by an agreement in such form as the Committee shall prescribe from time to time in accordance with this Plan and shall comply with the applicable terms and conditions of this Section and this Plan, and with such other terms and conditions as the Committee, in its discretion, shall establish.

(a)           The Committee shall determine the number of Ordinary Shares to be issued to a Participant pursuant to the Award of Restricted Share or Restricted Share Units, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

(b)           Until the expiration of such period as the Committee shall determine from the date on which the Award is granted and subject to such other terms and conditions as the Committee in its discretion, shall establish (the “Restricted Period”), a Participant to whom an Award of Restricted Share is made shall be issued, but shall not be entitled to the delivery of, a share certificate or otherwise evidence of ownership representing the Ordinary Shares subject to such Award. The standard vesting schedule applicable to Awards of Restricted Share and Restricted Share Units shall provide for vesting of such Awards, in one or more increments, over a service period of no less than three years; provided, however, this limitation shall not apply to Awards granted to non-employee directors of the Board that are received pursuant to the Company's compensation program applicable to non-employee directors of the Board, or adversely affect a Participant's rights under another plan or agreement with the Company.

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(c)           Unless otherwise determined by the Committee in its discretion, a Participant to whom an Award of Restricted Share has been made (and any Person succeeding to such a Participant’s rights pursuant to this Plan) shall have, after issuance of a certificate for the number of Ordinary Shares awarded (or after the Participant's ownership of such Ordinary Shares shall have been entered into the books of the registrar in the case of uncertificated shares) and prior to the expiration of the Restricted Period, ownership of such Ordinary Shares, including the right to vote such Ordinary Shares and to receive dividends or other distributions made or paid with respect to such Ordinary Shares (provided that such Ordinary Shares, and any new, additional or different shares, or Other ORB Securities or property, or other forms of consideration that the Participant may be entitled to receive with respect to such Ordinary Shares as a result of a share split, share dividend or any other change in the corporation or capital structure of ORB, shall be subject to the restrictions set forth in this Plan as determined by the Committee in its discretion), subject, however, to the restrictions and limitations imposed thereon pursuant to this Plan.

(d)           The Committee shall determine in its discretion and specify in each agreement evidencing an Award of Restricted Share or Restricted Share Units the effect, if any, the termination of the Participant’s employment with or performance of services for the Company during the Restricted Period shall have on such Award.

(e)           The Committee may grant Dividend Equivalents to Participants in connection with Awards of Restricted Share Units.  The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares, or other investment vehicles as the Committee may specify; provided that, unless otherwise determined by the Committee, Dividend Equivalents shall be subject to all conditions and restrictions of the underlying Restricted Share Units to which they relate.

Section 9.  Performance Grants.

(a)           Grant.  Subject to the limitations set forth in Section 5(b), the Committee shall have sole and complete authority to determine the Eligible Persons who shall receive a Performance Grant which shall consist of a right that is (i) denominated in cash, Ordinary Shares or any other form of Award issuable under this Plan (or any combination thereof), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish and (iii) payable at such time and in such form as the Committee shall determine. Unless otherwise determined by the Committee, any such Performance Grant shall be evidenced by an Award agreement containing the terms of the Award, including, but not limited to, the performance criteria and such terms and conditions as may be determined, from time to time, by the Committee, in each case, not inconsistent with this Plan.  In relation to any Performance Grant, the performance period may consist of one or more calendar years or other fiscal period of at least 12 months in length for which performance is being measured.

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(b)           Terms and Conditions.  For Awards intended to be performance-based compensation under Section 162(m) of the Code, Performance Grants shall be conditioned upon the achievement of pre-established goals relating to one or more of the following performance measures, as determined in writing by the Committee and subject to such modifications as specified by the Committee: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization or some variation thereof); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record and/or performance; share price; return on equity; total or relative increases to shareholder return; return on invested capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration, and other non-financial operating and management performance objectives. To the extent consistent with Section 162(m) of the Code, the Committee may determine, at the time the performance goals are established, that certain adjustments shall apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any extraordinary, unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in ORB's annual report for the applicable period. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous fiscal years’ results or to a designated comparison group, in each case as specified by the Committee.

(c)           Preestablished Performance Goals.  For Awards intended to be performance-based compensation under Section 162(m) of the Code, performance goals relating to the performance measures set forth above shall be preestablished in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award, as required by Section 162(m) and Treasury Regulations promulgated thereunder. All such performance goals shall be established in writing no later than ninety (90) days after the beginning of the applicable performance period; provided, however, that for a performance period of less than one (1) year, the Committee shall take any such actions prior to the lapse of 25% of the performance period. In addition to establishing minimum performance goals below which no compensation shall be payable pursuant to a Performance Grant, the Committee, in its sole discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goals have been achieved.

(d)           Additional Restrictions/Negative Discretion.  The Committee, in its sole discretion, may also establish such additional restrictions or conditions that must be satisfied as a condition precedent to the payment of all or a portion of any Performance Grants. Such additional restrictions or conditions need not be performance-based and may include, among other things, the receipt by a Participant of a specified annual performance rating, the continued employment by the Participant and/or the achievement of specified performance goals by the Company, business unit or Participant. Furthermore, and notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Grant to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly-situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions or (iv) such other factors or conditions that the Committee deems relevant; provided, however, the Committee shall not use its discretionary authority to increase any Award that is intended to be performance-based compensation under Section 162(m) of the Code.

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(e)           Payment of Performance Awards.  Performance Grants may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

Section 10.  Other Share-Based Awards.  The Committee shall have authority to grant to Eligible Persons Other Share-Based Awards, which shall consist of any right that is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Ordinary Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Ordinary Shares (including, without limitation, securities convertible into Ordinary Shares), as deemed by the Committee to be consistent with the purposes of this Plan. Subject to the terms of this Plan and any applicable Award agreement, the Committee shall determine the terms and conditions of any such Other Share-Based Award.

Section 11.  Section 409A. Notwithstanding any provision of the Plan or an Award agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award agreement shall be administered, interpreted and construed in a manner necessary in order to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed), and the following provisions shall apply, as applicable.

(a)           If a Participant is a "specified employee" for purposes of Section 409A and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon separation from service, such payment shall be delayed for a period of six (6) months after the date the Participant separates from service (or, if earlier, the death of the Participant).  Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period unless another compliant date is specified in the applicable agreement.

(b)           For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. Whether a Participant has separated from service or employment will be determined by the Committee based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A.  For this purpose, a Participant will be presumed to have experienced a separation from service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

(c)           The grant of Nonqualified Share Options, Share Appreciation Rights and other share rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. §1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A.  Accordingly, any such Award may be granted to Eligible Persons of ORB and its subsidiaries and affiliates in which ORB has a controlling interest.  In determining whether ORB has a controlling interest, the rules of Treas. Reg. §1.414(c)-2(b)(2)(i) shall apply; provided that the language "at least 50 percent" shall be used instead of "at least 80 percent" in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. §1.409A-1(b)(5)(iii)(E)(i)), the language "at least 20 percent" shall be used instead of "at least 80 percent" in each place it appears.  The rules of Treas. Reg. §§1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

(d)           In no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

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Section 12.  Deferred Payment of Awards.  The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any cash compensation, or Ordinary Shares or other form of payment under an Award, may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options or Share Appreciation Rights.

Section 13. Transferability of Awards.  A Participant’s rights and interest under this Plan or any Award may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise, including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, the Committee may permit such transfer to a Permitted Transferee; and provided, further, that, unless otherwise permitted by the Code, any Incentive Share Option granted pursuant to this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by Participant or by such Permitted Transferee.

Section 14.  Amendment or Substitution of Awards under this Plan.  The terms of any outstanding Award under this Plan may be amended or modified from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments under any Award) if the Committee could grant such amended or modified Award under the terms of this Plan at the time of such amendment or modification; provided that no such amendment or modification shall: (i) accelerate the vesting or exercisability of any Awards other than in connection with a Participant's death, disability, retirement or a change in control or other transaction contemplated by Section 16 hereof; provided further, the foregoing limitation shall not apply to (A) Awards for up to five percent (5%) of the aggregate number of Ordinary Shares authorized for issuance under the Plan, or (B) any Performance Grant the payment of which remains contingent upon the attainment of the performance goal; or (ii) adversely affect in a material manner any right of a Participant under the Award without his or her written consent.  Notwithstanding the foregoing or any provision of an Award to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of an Award to the extent necessary to conform the provisions of the Award with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Award shall adversely affect the rights of a Participant. The Committee may, in its discretion, permit holders of Awards under this Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under this Plan.  Notwithstanding any provision of this Plan to the contrary, neither the Board nor the Committee may, without shareholder approval, reduce the exercise price of any outstanding Share Option or Share Appreciation Right or take any other action with respect to outstanding Share Options or Share Appreciation Rights that is treated as a repricing of such Share Options or Share Appreciation Rights under generally accepted accounting principles (unless otherwise permitted by applicable listing standards).

Section 15.  Termination of a Participant.  For all purposes under this Plan, the Committee shall determine whether a Participant has terminated employment with, or the performance of services for, the Company; provided, however, an absence or leave approved by the Company, to the extent permitted by applicable provisions of the Code, shall not be considered an interruption of employment or performance of services for any purpose under this Plan.

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Section 16.  Dilution and Other Adjustments.  In the event a dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Ordinary Shares, Other ORB Securities or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Ordinary Shares or Other ORB Securities, issuance of warrants or other rights to purchase Ordinary Shares or Other ORB Securities or other similar corporate transaction or event affects the Ordinary Shares such that an adjustment is determined by the Committee to be necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in an equitable manner, (i) adjust any or all of (a) the aggregate maximum number of Ordinary Shares or Other ORB Securities (or number and kind of other securities or property) with respect to which Awards may be granted under this Plan pursuant to Section 5(b), (b) the individual maximum number of Ordinary Shares that may be granted as Share Options, Share Appreciation Rights and Performance Grants (denominated in Ordinary Shares) to a Participant pursuant to Section 5(b) of this Plan, (c) the number of Ordinary Shares or Other ORB Securities (or number and kind of other securities or property) subject to outstanding Awards and (d) the grant or exercise price with respect to any outstanding Award; (ii) if deemed appropriate, provide for an equivalent Award or substitute Award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that, in each case, any such adjustment shall be performed in accordance with the applicable provisions of Code and the Treasury Regulations issued thereunder so as to not affect the status of: (A) any Award intended to qualify as performance-based compensation under Section 162(m) of the Code; (B) any Award intended to qualify as an Incentive Share Option under Section 422 of the Code or (C) any Award intended to comply with, or qualify for an exception to, Section 409A of the Code. Unless otherwise provided by the Committee, all outstanding Awards shall terminate immediately prior to the consummation of any dissolution or liquidation of the Company. Any such termination or adjustment made by the Committee will be final, conclusive and binding for all purposes of this Plan.

Section 17.  Designation of Beneficiary by Participant.  A Participant may name a beneficiary to receive any payment to which such Participant may be entitled with respect to any Award under this Plan in the event of his or her death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion (a “Beneficiary”). The Committee reserves the right to review and approve Beneficiary designations. A Participant may change his or her Beneficiary from time to time in the same manner, unless such Participant has made an irrevocable designation. Any designation of a Beneficiary under this Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated Beneficiary survives the Participant and is living on the date on which any amount becomes payable to such a Participant’s Beneficiary, such payment will be made to the legal representatives of the Participant’s estate, and the term “Beneficiary” as used in this Plan shall be deemed to include such Person or Persons. If there are any questions as to the legal right of any Beneficiary to receive a distribution under this Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Board, the Committee, the Designated Administrator (if any), and the members thereof, will have no further liability to anyone with respect to such amount.

Section 18.  Miscellaneous Provisions.

(a)           Any proceeds from Awards shall constitute general funds of ORB.

(b)           No fractional shares may be delivered under an Award, but in lieu thereof a cash or other adjustment may be made as determined by the Committee in its discretion.

(c)           No Eligible Person or other Person shall have any claim or right to be granted an Award under this Plan. Determinations made by the Committee under this Plan need not be uniform and may be made selectively among Eligible Persons under this Plan, whether or not such Eligible Persons are similarly situated. Neither this Plan nor any action taken under this Plan shall be construed as giving any Eligible Person any right to continue to be employed by or perform services for the Company, and the right to terminate the employment of or performance of services by Eligible Persons at any time and for any reason is specifically reserved.

(d)           No Participant or other Person shall have any right with respect to this Plan, the Ordinary Shares reserved for issuance under this Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the Participant and all the terms, conditions and provisions of this Plan and the Award applicable to such Participant (and each Person claiming under or through such him or her) have been met.

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(e)           Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, each Award shall be subject to the requirement, if at any time the Committee shall determine, in its sole discretion, that such requirement shall apply, that the listing, registration or qualification of any Award under this Plan, or of the Ordinary Shares, Other ORB Securities or property or other forms of payment issuable pursuant to any Award under this Plan, on any share exchange or other market quotation system or under any federal or state law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the exercise or settlement thereof, such Award shall not be granted, exercised or settled in whole or in part until such listing, registration, qualification, consent or approval shall have been effected, obtained and maintained free of any conditions not acceptable to the Committee. Notwithstanding anything to the contrary contained in this Plan or in any Award agreement, no Ordinary Shares, Other ORB Securities or property or other forms of payment shall be issued under this Plan with respect to any Award unless the Committee shall be satisfied that such issuance will be in compliance with applicable law and any applicable rules of any share exchange or other market quotation system on which such Ordinary Shares are listed.  If the Committee determines that the exercise of any Share Option or Share Appreciation Right would fail to comply with any applicable law or any applicable rules of any share exchange or other market quotation system on which Ordinary Shares are listed, the Participant holding such Share Option or Share Appreciation Right shall have no right to exercise such Share Option or Share Appreciation Right until such time as the Committee shall have determined that such exercise will not violate any applicable law or any such applicable rule, provided that such Share Option or Share Appreciation Right shall not have expired prior to such time.

(f)           It is the intent of ORB that this Plan and Awards hereunder comply in all respects with Rule 16b-3 and Sections 162(m), 409A and 422, and (i) the provisions of the Plan shall be administered, interpreted and construed in a manner necessary to comply with Rule 16b-3 and Sections 162(m), 409A and 422, the regulations issued thereunder or an exception thereto (or disregarded to the extent the Plan cannot be so administered, interpreted or construed); and (ii) in no event shall any member of the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Rule 16b-3 and Sections 162(m), 409A and 422.

(g)           The Company shall have the right to deduct from any payment made under this Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of ORB to issue Ordinary Shares, Other ORB Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under this Plan, that the Participant (or any Beneficiary or Person entitled to act) pay to ORB, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, ORB may refuse to issue Ordinary Shares, Other ORB Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in this Plan to the contrary, the Committee may, in its discretion, permit an Eligible Person (or any Beneficiary or Person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing ORB to withhold, or agreeing to surrender to ORB on or about the date such tax liability is determinable, Ordinary Shares, Other ORB Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such Person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such Person, having a market value equal to the amount of such taxes); provided, however, that any broker-assisted cashless exercise shall comply with the requirements for equity classification of Paragraph 35 of FASB Statement No. 123(R) and any withholding satisfied through a net-settlement shall be limited to the minimum statutory withholding requirements.

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(h)           The expenses of this Plan shall be borne by the Company; provided, however, the Company may recover from a Participant or his or her Beneficiary, heirs or assigns any and all damages, fees, expenses and costs incurred by the Company arising out of any actions taken by a Participant in breach of this Plan or any agreement evidencing such Participant’s Award.

(i)           This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under this Plan, and rights to the payment of Awards shall be no greater than the rights of the Company’s general creditors.

(j)           By accepting any Award or other benefit under this Plan, each Participant (and each Person claiming under or through him or her) shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under this Plan by the Company, the Board, the Committee or the Designated Administrator (if applicable).

(k)           The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards under this Plan or any Ordinary Shares issued pursuant to this Plan as may be required by applicable law and any applicable rules of any share exchange or other market quotation system on which Ordinary Shares are listed.

(l)           The validity, construction, interpretation, administration and effect of this Plan, and of its rules and regulations, and rights relating to this Plan and to Awards granted under this Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

(m)           Records of the Company shall be conclusive for all purposes under this Plan or any Award, unless determined by the Committee to be incorrect.

(n)           If any provision of this Plan or any Award is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Award, but such provision shall be fully severable, and this Plan or Award, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan or Award, as applicable.

(o)           The terms of this Plan shall govern all Awards under this Plan and in no event shall the Committee have the power to grant any Award under this Plan that is contrary to any of the provisions of this Plan.

(p)           For purposes of interpretation of this Plan, the masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

Section 19.  Plan Amendment or Suspension.  This Plan may be amended or suspended in whole or in part at any time from time to time by the Committee; provided that no such change or amendment shall be made without shareholder approval if such approval is necessary to qualify for or comply with any tax or regulatory requirement or other applicable law for which the Committee deems it necessary or desirable to qualify or comply. No amendment of this Plan shall adversely affect in a material manner any right of any Participant with respect to any Award previously granted without such Participant’s written consent, except as permitted under Section 14.  Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of any Participant) modify, amend or terminate any or all of the provisions of the Plan to the extent necessary to conform the provisions of the Plan with Section 162(m), Section 409A or any other provision of the Code or other applicable law, the regulations issued thereunder or an exception thereto, regardless of whether such modification, amendment or termination of the Plan shall adversely affect the rights of a Participant.

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Section 20.  Plan Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           upon the adoption of a resolution of the Board terminating this Plan; or

(b)           the tenth anniversary of the Effective Date.

No termination of this Plan shall materially alter or impair any of the rights or obligations of any Participant, without his or her consent, under any Award previously granted under this Plan, except that subsequent to termination of this Plan, the Committee may make amendments or modifications permitted under Section 14.

Section 21.  Effective Date.  This Plan shall be effective ___, 2011 (the "Effective Date"), subject to its approval by the shareholders of ORB; provided that, no Incentive Share Options shall be exercisable under the Plan unless the shareholders of ORB approve the Plan within twelve (12) months after the Effective Date; provided, further, no award granted after the Effective Date that is intended to be performance-based within the meaning of Section 162(m) shall be paid prior to shareholder approval of the material terms of the Plan.  With respect to Awards granted under the Plan prior to the Effective Date, all such Awards are intended to be exempt from the deduction limitations of Section 162(m) pursuant to the provisions of Treas. Reg. §1.162-27(f) and this Plan and all such Awards shall be administered, interpreted and construed in a manner necessary to comply with Treas. Reg. §1.162-27(f) (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

Section 22.  Governing Law.  This Plan and any Award granted under this Plan as well as any determinations made or actions taken under this Plan shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to its choice or conflicts of laws principles.

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Exhibit 1

The following terms shall have the meaning indicated:

“ORB” shall mean ORB Automotive Corporation, a Cayman Islands exempted company.

“Award” shall mean an award of rights to an Eligible Person under this Plan.

“Beneficiary” has the meaning set forth in Section 16.

“Board” shall mean the board of directors of ORB.

“Code” shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time, and the rules and regulations promulgated thereunder, as they may exist or may be amended from time to time.

“Committee” shall mean the person or persons responsible for administering this Plan. The Board shall constitute the Committee until the Board appoints a Board Committee, after which time the Board Committee shall constitute the Committee, provided, however, that at any time the Board may designate itself as the Committee or designate itself to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan; provided, however, that a Board Committee must approve Awards granted to non-employee directors of the Board. The Board or the Board Committee may designate a Designated Administrator to constitute the Committee or to administer certain of the Committee’s authority under this Plan, including administering certain Awards under this Plan, subject to the right of the Board or the Board Committee, as applicable, to revoke its designation at any time and to make such designation on such terms and conditions as it may determine in its discretion. For purposes of this definition, the “Board Committee” shall mean a committee of the Board designated by the Board to administer this Plan. The Board Committee (i) shall be comprised of not fewer than three directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Board Committee consist of “Non-Employee Directors” (as defined in Rule 16b-3), (iii) shall meet any applicable requirements under Section 162(m), including any requirement that the Board Committee consist of “outside directors” (as defined in Treasury Regulation §1.162-27(e)(3)(i) or any successor regulation), and (iv) shall meet any applicable requirements of any share exchange or other market quotation system on which Ordinary Shares are listed. For purposes of this definition, the “Designated Administrator” shall mean one or more Company officers designated by the Board or a Board Committee to act as a Designated Administrator pursuant to this Plan. Except as otherwise determined by the Board, a Designated Administrator shall only be appointed if Rule 16b-3 permits such appointment and the exercise of any authority without adversely affecting the ability of Awards to officers of ORB to comply with the conditions for Rule 16b-3 or Section 162(m).  The resolutions of the Board or Board Committee designating the authority of the Designated Administrator shall (i) specify the total number of Ordinary Shares subject to Awards that may be granted pursuant to this Plan by the Designated Administrator, (ii) may not authorize the Designated Administrator to designate him or herself as the recipient of any Awards pursuant to this Plan and (iii) shall otherwise comply with the requirements of the Delaware General Corporation Law, including §157(c) thereunder.

“Company” shall mean ORB and any parent, affiliate or subsidiary of ORB, including any affiliates or subsidiaries which become such after adoption of this Plan.

 “Dividend Equivalents” shall mean an Award of cash or other Awards with a Fair Market Value equal to the dividends which would have been paid on the Ordinary Shares underlying an outstanding Award of Restricted Share Units had such Ordinary Shares been outstanding.

“Effective Date” has the meaning set forth in Section 21.

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“Eligible Person(s)” shall mean those persons who are full or part-time employees of the Company or other individuals who perform services for the Company, including, without limitation, directors who are not employees of the Company and consultants and independent contractors who perform services for the Company.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it now exists or may be amended from time to time, and the rules promulgated thereunder, as they may exist or may be amended from time to time.

“Fair Market Value” shall mean (i) with respect to the Ordinary Shares, as of any date (A) if the Company's Ordinary Shares are listed on any established share exchange, system or market, the closing market price of the Ordinary Shares as quoted in such exchange, system or market on such date as reported in the Wall Street Journal or such other source as the Committee deems reliable or (B) in the absence of an established market for the Ordinary Shares, as determined in good faith by the Committee or (ii) with respect to property other than Ordinary Shares, the value of such property, as determined by the Committee, in its sole discretion.

“Incentive Share Option” shall mean a Share Option that is an incentive share option as defined in Section 422. Incentive Share Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Nonqualified Share Option” shall mean a Share Option that is not an incentive share option as defined in Section 422. Nonqualified Share Options are subject, in part, to the terms, conditions and restrictions described in Section 6.

“Ordinary Shares” shall mean ordinary shares of  par value $0.000384 per share, of ORB and shares of any other class into which such shares may thereafter be changed.

“Other ORB Securities” shall mean ORB securities (which may include, but need not be limited to, unbundled share units or components thereof, debentures, preferred share, warrants, securities convertible into Ordinary Shares or other property) other than Ordinary Shares.

“Participant” shall mean an Eligible Person to whom an Award has been granted under this Plan.

“Performance Grant” shall mean an Award subject, in part, to the terms, conditions and restrictions described in Section 9, pursuant to which the recipient may become entitled to receive cash, Ordinary Shares, Other ORB Securities any other form of award issuable under this Plan payment, or any combination thereof, as determined by the Committee.

“Permitted Transferee” means (i) any person defined as an employee in the Instructions to Registration Statement Form S-8 promulgated by the Securities and Exchange Commission, as such Form may be amended from time to time, which persons include, as of the date of adoption of this Plan, executors, administrators or beneficiaries of the estates of deceased Participants, guardians or members of a committee for incompetent former Participants, or similar persons duly authorized by law to administer the estate or assets of former Participants, and (ii) Participants’ family members who acquire Awards from the Participant other than for value, including through a gift or a domestic relations order. For purposes of this definition, “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. For purposes of this definition, neither (i) a transfer under a domestic relations order in settlement of marital property rights, nor (ii) a transfer to an entity in which more than fifty percent of the voting or beneficial interests are owned by family members (or the Participant) in exchange for an interest in that entity is considered a transfer for “value”.

14

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint share company, governmental body or other entity of any kind.

“Plan” shall mean this ORB Automotive Corporation 2011 Long-Term Incentive Plan.

“Restricted Period” has the meaning set forth in subsection 8(b).

“Restricted Share” shall mean an Award of Ordinary Shares that are issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Restricted Share Units” shall mean an Award of the right to receive either (as the Committee determines) Ordinary Shares or cash equal to the Fair Market Value of a Common Share, issued subject, in part, to the terms, conditions and restrictions described in Section 8.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act and any successor rule.

“Section 162(m)” shall mean §162(m) of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Section 409A” shall mean §409A of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

"Section 422" shall mean §422 of the Code, any rules or regulations promulgated thereunder, as they may exist or may be amended from time to time, or any successor to such section.

“Share Appreciation Right” shall mean an Award of a right to receive (without payment to ORB) cash, Ordinary Shares, Other ORB Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Ordinary Shares specified in the Share Appreciation Right. Share Appreciation Rights are subject, in part, to the terms, conditions and restrictions described in Section 7.

“Share Option” shall mean an Award of a right to purchase Ordinary Shares. The term Share Option shall include Nonqualified Share Options, Incentive Share Options and Purchased Options.

“Ten Percent Employee” shall mean an employee of ORB or any parent or subsidiary of ORB who owns share representing more than ten percent of the voting power of all classes of share of ORB or any parent or subsidiary of ORB within the meaning of Code §§424(e) and (f).

“Treasury Regulation” shall mean a final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

15

APPENDIX B

THE COMPANIES LAW (2010 REVISION)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

ORB AUTOMOTIVE CORPORATION

 (Amended and Restated by special resolution dated [  ] May 2011)

TABLE A

1.	Table 'A' in the First Schedule of the Companies Law (2010 Revision) shall not apply to this Company and the following shall comprise the Articles of Association of the Company:

INTERPRETATION

2.	In these Articles save where the context otherwise requires:-

"Articles" or "Articles of Association" means these articles of association as originally adopted or as, from time to time, altered by Special Resolution;

"certificate" or "share certificate" means a share certificate of the Company;

“Class of Directors” means that segment of directors to which a particular director is assigned for purposes of determining his or her term of office. The Directors shall be divided, with respect to the time they severally hold office, into three Classes of Directors – Class I Directors, Class II Directors, and Class III Directors.  The initial term of office of Class I Directors shall expire on the date of the Annual Meeting of Members held in 2012, and every third succeeding Annual Meeting of Members thereafter. The initial term of office of Class II Directors shall expire on the date of the Annual Meeting of Members held in 2013, and every third succeeding Annual Meeting of Members thereafter.  The initial term of office of Class III Directors shall expire on the date of the Annual Meeting of Members held in 2014, and every third succeeding Annual Meeting of Members thereafter.

"Companies Law" means the Companies Law (2010 Revision) of the Cayman Islands and any statutory amendment or re-enactment thereof.  Where any provision of the Companies Law is referred to, the reference is to that provision as amended by any law for the time being in force;

"Company" means the above named company;

"debenture" means debenture stock, mortgages, bonds and any other such securities of the Company whether constituting a charge on the assets of the Company or not;

"Directors" and "Board of Directors" means the directors of the Company for the time being or, as the case may be, the directors assembled as a board or as a committee thereof and “Director” means any one of the Directors;

"Members" means those persons who have agreed to become members of the Company and whose names have been entered in the Register of Members and includes each subscriber of the Memorandum and “Member” means any one of them;

"Memorandum of Association" means the memorandum of association of the Company, as amended and re-stated from time to time;

"month" means calendar month;

"Ordinary Resolution" means a resolution:-

(i)
passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(ii)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments if more than one, is executed;

"paid up" means paid up as to the par value and any premium payable in respect of the issue of any shares and includes credited as paid up;

"Registered Office" means the registered office for the time being of the Company;

"Register of Members" means the register of members to be kept by the Company in accordance with section 40 of the Companies Law;

"Seal" means the common seal of the Company (if adopted) including any facsimile thereof;

“Share” and "Shares" means a share or shares in the capital of the Company, including a fraction of a share;

"signed" includes a signature or representation of a signature affixed by mechanical means;

"Special Resolution" means a resolution passed in accordance with section 60 of the Companies Law, being a resolution:-

(i)
passed by a majority of not less than two-thirds of such Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Member is entitled; or

(ii)
approved in writing by all of the Members entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Members and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments if more than one, is executed; and

"written" and "in writing" includes all modes of representing or reproducing words in visible form.

3.	In these Articles save where the context otherwise requires:-

3.1	words importing the singular number shall include the plural number and vice versa;

3.2	words importing the masculine gender only shall include the feminine gender;

3.3	words importing persons only shall include companies or associations or bodies of persons, whether corporate or not;

3.4	"may" shall be construed as permissive and "shall" shall be construed as imperative;

3.5	a reference to a dollar or dollars (or $) and to a cent or cents (or c) is a reference to dollars and cents of the United States of America; and

3.6	references to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force.

4.	Subject to the two preceding Articles, any expressions defined in the Companies Law shall, if not inconsistent with the subject or context of these Articles, bear the same meaning in these Articles.

COMMENCEMENT OF BUSINESS

5.	The business of the Company may be commenced as soon after incorporation as the Directors see fit, notwithstanding that part only of the Shares may have been allotted or issued.

REGISTERED OFFICE

6.
The Registered Office of the Company shall be at such place in the Cayman Islands as the Directors shall from time to time resolve by resolution.  The Company may also establish and maintain such other offices and places of business and agencies outside the Cayman Islands as the Directors decide.

REGISTER OF MEMBERS

7.
The Company shall maintain or cause to be maintained a Register of Members in accordance with the Companies Law.  The Directors shall keep at the Registered Office or such other place as determined by them, the Register of Members, which shall contain the following information:-

7.1	the name and address of each Member, a statement of the Shares held by him and a statement of the amount paid or agreed to be considered as paid on such Shares;

7.2	the date on which each person was entered in the register as a Member; and

7.3	the date on which any person ceased to be a Member.

SHARE CERTIFICATES

8.	Every Member shall, without payment, be entitled to a share certificate in such form as determined by the Directors.

9.
Share certificates shall be signed by a Director of the Company and shall be numbered consecutively or otherwise identified and shall specify the number of Shares held by the Member and the amount paid up thereon.

10.
In respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate and delivery of a certificate for a Share or Shares to one of several joint holders shall be sufficient delivery to all joint holders.

11.
If a share certificate is defaced, worn out, lost or destroyed it may be renewed on payment of such fee, if any, not exceeding $100 and on such terms, if any, as to evidence and indemnity as the Directors think fit.

ISSUE OF SHARES

12.
Subject to the provisions, if any, in that behalf of the Memorandum of Association or these Articles, and to any direction that may be given by the Company in general meeting and without prejudice to any special rights previously conferred on the holders of existing Shares, all unissued Shares in the capital of the Company shall be under the control of the Directors, and the Directors may issue, allot, grant options over, re-designate or dispose of such unissued Shares (including fractions of a Share) with or without preferred, deferred or other special rights or such restrictions whether in regard to dividend, voting, return of capital or otherwise and in such manner, to such persons and on such terms as the Directors in their absolute discretion think fit.

13.	The Company shall not issue Shares in bearer form.

COMMISSION ON SALE OF SHARES

14.
The Company may in so far as may be permitted by law, pay a commission to any person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares.  Such commission may be satisfied by the payment of cash or the lodgment of fully or partly paid-up Shares or partly in one way and partly in the other.  The Company may also on any issue of Shares pay such brokerage as may be lawful.

TRANSFER OF SHARES

15.	The instrument of transfer of any Share shall be in writing in any usual or common form or such other form approved by the Directors.

16.
The instrument of transfer of any Share shall be executed by or on behalf of the transferor and the transferee and shall be accompanied by any certificate of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.

17.
All share certificates surrendered to the Company for transfer shall be cancelled and the Directors shall issue a new share certificate for a like number of Shares as those which have been surrendered and cancelled.

18.
The Directors may in their absolute discretion decline to register any transfer of Shares without assigning any reason for so doing.  If the Directors refuse to register a transfer of any Shares, they shall send notice of the refusal to the transferee within two months of the date on which the transfer was lodged with the Company.

19.
The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine, provided always that such registration shall not be suspended for more than 45 days in any year.

TRANSMISSION OF SHARES

20.
The legal personal representative of a deceased sole holder of a Share shall be the only person recognized by the Company as having any title to the Share.  In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only person recognized by the Company as having any title to the Share.

21.
Any person becoming entitled to a Share in consequence of the death, bankruptcy, liquidation or dissolution of a Member shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a member in respect of the Share (and if he so elects shall deliver to the Company a notice in writing signed by him stating his election to be registered as holder) or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt person before the death or bankruptcy.

22.
A person becoming entitled to a Share by reason of the death, bankruptcy liquidation or dissolution of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the Share, except that he shall not, before being registered as a Member in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company PROVIDED THAT the Directors may at any time give notice requiring any such person to elect either to be registered himself or to transfer the Share and if the notice is not complied with within ninety days the Directors may thereafter withhold payment of all dividends, bonuses or other moneys payable in respect of the Share until the requirements of the notice have been complied with.

REDEMPTION AND PURCHASE OF OWN SHARES

23.	Subject to the provisions of the Companies Law, the Company may:-

23.1
issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Member on such terms and in such manner as the Directors may, before the issue of such Shares, determine;

23.2	purchase its own Shares (including fractions of a Share and any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Member; and

23.3	make a payment in respect of the redemption or purchase of its own Shares in any manner authorized by the Companies Law including out of capital.

24.
A Share which is liable to be redeemed by either the Company or the Member shall be redeemed by the entitled party giving to the other notice in writing of the intention to redeem such Shares (a "Redemption Notice") and specifying the date of such redemption which must be a day on which banks in the Cayman Islands are open for business.

25.
Any Share in respect of which a Redemption Notice has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the Redemption Notice.

26.	The redemption or purchase of any Share shall not be deemed to give rise to the redemption or purchase of any other Share.

27.
At the date specified in the Redemption Notice, or the date on which the Shares are to be purchased, the holder of the Shares being redeemed or purchased shall be bound to deliver up to the Company at its Registered Office the certificate thereof for cancellation and thereupon the Company shall pay to him the redemption or purchase moneys in respect thereof.

28.
The Directors may, when making payments in respect of the redemption or purchase of Shares, if authorized by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie.

VARIATION OF RIGHTS ATTACHING TO SHARES

29.
If at any time the share capital of the Company is divided into different classes of Shares, the rights attaching to any class (unless otherwise provided by the terms of issue of the Shares of that class) may be varied with the consent in writing of the holders of two-thirds of the issued Shares of that class, or with the sanction of a Special Resolution passed at a general meeting of the holders of the issued Shares of that class present in person or by proxy.

30.
The provisions of these Articles relating to general meetings of the Company shall mutatis mutandis apply to every such general meeting of the holders of such class of Shares, but so that the necessary quorum shall be at least one person holding or representing by proxy at least one-third of the issued Shares of the class and so that any holder of Shares of the class present in person or by proxy may demand a poll.

31.
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith or by the redemption or purchase of Shares of any class by the Company.

FRACTIONAL SHARES

32.
The Directors may issue fractions of a Share of any class of Shares, and, if so issued, a fraction of a Share (calculated to three decimal points) shall be subject to and carry the corresponding fraction of liabilities (whether with respect to any unpaid amount thereon, contribution, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without limitation, voting and participation rights) and other attributes of a whole Share of the same class of Shares.  If more than one fraction of a Share of the same class is issued to or acquired by the same Member such fractions shall be accumulated.

LIEN ON SHARES

33.
The Company shall have a first priority lien and charge on every partly paid Share for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that Share, and the Company shall also have a first priority lien and charge on all partly paid Shares registered in the name of a Member (whether held solely or jointly with another person) for all moneys presently payable by him or his estate to the Company; but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article.  The Company's lien, if any, on a Share shall extend to all dividends and other moneys payable in respect thereof.

34.
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the persons entitled thereto of which the Company has notice, by reason of his death or bankruptcy.

35.
To give effect to any such sale the Directors may authorize some person to transfer the Shares sold to the purchaser thereof.  The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

36.
The proceeds of such sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue (if any) shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the person entitled to the Shares at the date of the sale.

CALLS ON SHARES

37.
The Directors may from time to time make calls upon the Members in respect of any moneys unpaid on their Shares (whether on account of the nominal value of the Shares or by way of premium or otherwise) and each Member shall (subject to receiving at least 14 days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on his Shares.

38.	A call shall be deemed to have been made at the time that the Directors have resolved by resolution to make such call.

39.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

40.
Any sum which by the terms of issue of a Share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the Share or by way of premium or otherwise, shall for the purposes of these Articles be deemed to be a call duly made, notified and payable on the date on which by the terms of issue the same becomes payable, and in the case of non-payment all the relevant provisions of these Articles as to payment of interest, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

41.
If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest upon the sum at the rate of eight per centum per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

42.
The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

43.
The Directors may make arrangements on the issue of Shares for a difference between the Members, or the particular Shares, in the amount of calls to be paid and in the times of payment and may revoke or postpone a call in their discretion.

44.
The Directors may, if they think fit, receive from any Member willing to advance the same all or any part of the moneys uncalled and unpaid upon any Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution eight per centum per annum) as may be agreed upon between the Member paying the sum in advance and the Directors.

FORFEITURE OF SHARES

45.
If a Member fails to pay any call or installment of a call together with any interest which may have accrued within 10 days of the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of such call or installment remains unpaid, enforce any of the provisions of, and take such action as is referred to in these Articles, including but not limited to, forfeiting any Share in respect of which the call or installment of a call remains unpaid.  No further notice demanding payment of the amount due need be given to the registered holder of the Share or the persons entitled thereto by reason of his death or bankruptcy of the Shares to be forfeited.

46.
A forfeited Share may be sold, cancelled or otherwise disposed of on such terms and in such manner as the Directors in their absolute discretion think fit, and at any time before a sale, cancellation or disposition the forfeiture may be cancelled on such terms as the Directors in their absolute discretion think fit.  The Company may indirectly procure the purchase of a Share forfeited pursuant to the previous sentence without being required to comply with the redemption provisions of these Articles.  The proceeds of the sale or disposition of a forfeited Share after deduction of expenses, fees and commissions incurred by the Company in connection with the sale and after the deduction of all other amounts including accrued interest shall be received by the Company and applied in payment of such part of the amount in respect of which any lien or obligation exists as is presently payable on other Shares held by that Member, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to such sale or disposition) be disposed of on such terms as the Directors in their absolute discretion think fit.

47.
A statutory declaration in writing that the declarant is a Director, and that a Share in the Company has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the Share.  The Company may receive the consideration, if any, given for the Share on any sale or disposition thereof and may execute a transfer of the Share in favour of the person to whom the Share is sold or disposed of and he shall thereupon be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

48.
The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes payable at any time, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

49.
A person whose Shares have been forfeited shall cease to be a Member in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares, but his liability shall cease if and when the Company receives payment in full of the fully paid up amount of the Shares.

ALTERATION OF CAPITAL

50.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such classes and amount, as the resolution shall prescribe.

51.	The Company may by Ordinary Resolution:-

51.1	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

51.2
subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in the case of the Share from which the reduced Share is derived;

51.3
cancel any Shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled; and

51.4	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination.

52.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by the Companies Law.

CLOSING REGISTER OF MEMBERS OR FIXING RECORD DATE

53.
For the purpose of determining those Members that are entitled to receive notice of, attend or vote at any meeting of Members or any adjournment thereof, or those Members that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Member for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case 40 days.  If the Register of Members shall be so closed for the purpose of determining those Members that are entitled to receive notice of, attend or vote at a meeting of Members such register shall be so closed for not more than 10 days immediately preceding such meeting and the record date for such determination shall be the first date of the closure of the Register of Members.

54.
In lieu of or apart from closing the Register of Members, the Directors may fix in advance a date as the record date for any such determination of those Members that are entitled to receive notice of, attend or vote at a meeting of the Members and for the purpose of determining those Members that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend fix a subsequent date as the record date for such determination.

55.
If the Register of Members is not so closed and no record date is fixed for the determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members or those Members that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Members.  When a determination of those Members that are entitled to receive notice of, attend or vote at a meeting of Members has been made as provided in this section, such determination shall apply to any adjournment thereof.

GENERAL MEETINGS OF MEMBERS

56.
The Directors may, whenever they think fit, convene a general meeting of the Company; however, the Directors shall at least annually convene a general meeting of the Company, which shall be designated as the Annual Meeting of the Members, at which, at minimum, the Directors of the Class of Directors whose term of office is scheduled to expire in the year of the Annual Meeting of Members shall be re-elected or elected.

57.
The Directors shall convene a general meeting of the Company on the written requisition of any Member or Members entitled to attend and vote at general meetings of the Company who hold(s) not less than 10 per cent of the paid up voting share capital of the Company, such requisition to be deposited at the Registered Office.

58.
The Members’ requisition shall specify the objects of the meeting and shall be signed by the requisitionists.  If the Directors do not convene a requisitioned meeting within 21 days of the deposit of the requisition (such meeting to be convened no less than 30 days from the date of deposit of the requisition), the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

59.
If at any time there are no Directors of the Company, any two Members (or if there is only one Member then that Member) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

60.
At least seven days’ notice (excluding the day that notice is deemed to be given and the day the meeting is to be held) shall be given of an annual general meeting or any other general meeting.  Notice shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such persons as are, under these Articles, entitled to receive such notices from the Company and shall specify the place, the day and the hour of the meeting and, in case of special business, the general nature of that business.

61.
With the consent of all the Members entitled to receive notice of some particular meeting and attend and vote thereat, a meeting may be convened by such shorter notice or without notice and in such manner as those Members may think fit.

62.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Member shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

63.
No business shall be transacted at any general meeting unless a quorum of Members is present at the time when the meeting proceeds to business.  Save as otherwise provided by these Articles, one or more Members holding at least a majority of the paid up voting share capital of the Company present in person or by proxy shall be a quorum.

64.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Members, shall be dissolved.  In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Member or Members present and entitled to vote shall be a quorum.

65.	The chairman, if any, of the Board of Directors shall preside as chairman at every general meeting of the Company.

66.
If there is no such chairman, or if at any meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Members present shall choose one of their number to be chairman.

67.
The chairman may with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.  When a meeting is adjourned for 10 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

68.
All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, and financial report of the Directors and the Company's auditors, and the appointment and removal of Directors and the fixing of the remuneration of the Company's auditors.  No special business shall be transacted at any general meeting without the consent of all Members entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

VOTES OF MEMBERS

69.
Subject to any rights and restrictions for the time being attached to any class or classes of Shares, on a show of hands every Member present in person and every person representing a Member by proxy shall at a general meeting of the Company have one vote and on a poll every Member and every person representing a Member by proxy shall have one vote for each Share of which he or the person represented by proxy is the holder.

70.
At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless a poll is (before or on the declaration of the result of the show of hands) demanded by one or more Members present in person or by proxy entitled to vote and who together hold not less than 10 per cent of the paid up voting share capital of the Company, and unless a poll is so demanded, a declaration by the chairman that a resolution has, on a show of hands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book of the proceedings of the Company, shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favour of, or against, that resolution.

71.	If a poll is duly demanded it shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

72.
In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded, shall be entitled to a second or casting vote.

73.
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith.  A poll demanded on any other question shall be taken at such time as the chairman of the meeting directs.

74.
In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy, shall be accepted to the exclusion of the votes of the joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

75.
A Member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may on a poll, vote by proxy.

76.
No Member shall be entitled to vote at any general meeting unless all calls or other sums presently payable by him in respect of Shares in the Company held by him and carrying the right to vote have been paid.

77.	On a poll votes may be given either personally or by proxy.

78.
A resolution in writing signed by all the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or being companies by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

MEMBERS’ PROXIES

79.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized.  A proxy need not be a Member of the Company.

80.
The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for which the meeting or adjourned meeting is scheduled PROVIDED THAT the chairman of the meeting may at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited upon receipt by confirmation from the appointor that the instrument of proxy duly signed is in the course of transmission to the Company.

81.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

82.
A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given provided that no intimation in writing of such death, insanity, revocation or transfer as aforesaid shall have been received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

83.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

COMPANIES ACTING BY REPRESENTATIVES AT MEETINGS

84.
Any company which is a Member or a Director may, by resolution of its directors or other governing body, authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members or of the Board of Directors or of a committee of Directors, and the person so authorized shall be entitled to exercise the same powers on behalf of such company which he represents as that company could exercise if it were an individual Member or Director.

APPOINTMENT OF DIRECTORS

85.	The first Director(s) shall be appointed at a meeting or by written resolution of the subscribers to the Memorandum of Association.

86.	The Company may by Ordinary Resolution appoint any person to be a Director.

87.
The Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such number is fixed as aforesaid the minimum number of Directors shall be two, with one Director in each Class of Directors, and the maximum number of Directors shall be seven, with the number of Directors in each Class of Directors to be divided as evenly as numerically possible.

88.
The Directors shall be divided, with respect to the time they severally hold office, into three Classes of Directors – Class I, Class II, and Class III.  The initial term of office of Class I Directors shall expire on the date of the Annual Meeting of Members held in 2012, and every third succeeding Annual Meeting of Members thereafter. The initial term of office of Class II Directors shall expire on the date of the Annual Meeting of Members held in 2013, and every third succeeding Annual Meeting of Members thereafter.  The initial term of office of Class III Directors shall expire on the date of the Annual Meeting of Members held in 2014, and every third succeeding Annual Meeting of Members thereafter.  Each Director shall hold office until his successor shall have been duly elected and qualified, or until his earlier death, resignation or removal.  The Board of Directors may assign Directors already in office to either Class I Directors, Class II Directors or Class III Directors as it deems appropriate at the time this section becomes effective.

89.	The remuneration of the Directors from time to time shall be determined by the Company by the Directors.

90.	The shareholding qualification for Directors may be fixed by the Company by Ordinary Resolution and unless and until so fixed no Share qualification shall be required.

91.
The Directors shall have power at any time and from time to time to appoint a person as Director, to fill a vacancy occurring as a result of death, resignation, removal, increase in the number of Directors, or otherwise, subject to the maximum number imposed by the Company by Ordinary Resolution.

ALTERNATE DIRECTORS

92.
Any Director may in writing appoint another person to be his alternate to act in his place at any meeting of the Directors at which he is unable to be present and may at any time in writing revoke the appointment of an alternate appointed by him.  Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote thereat as a Director when the person appointing him is not personally present and to do in the place and stead of his appointor, any other act or thing which the appointor is permitted or required to do by virtue of his being a Director as if the alternate were the appointor, other than the appointment of an alternate himself.  Where the alternate is a Director he shall have a separate vote on behalf of the Director he is representing in addition to his own vote.

93.
An alternate shall not be an officer of the Company and shall be deemed to be the agent of the Director appointing him and the remuneration of such alternate (if any) shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

94.	The alternate shall ipso facto vacate office if and when his appointor ceases to be a Director or removes the appointee from office.

95.
Any Director may appoint any person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally.  The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

96.
Subject to the provisions of the Companies Law, these Articles and to any resolutions made by the Company in general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company.  No resolution made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that resolution had not been made.

97.
The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

BORROWING POWERS OF DIRECTORS

98.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

APPOINTMENT OF OFFICERS

99.
The Directors may from time to time appoint any person, whether or not a director of the Company to hold such office in the Company as the Directors may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit.  The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto determine if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

100.
The Directors may appoint a secretary or secretaries of the Company (and if need be an assistant secretary or assistant secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit.

101.	Any person appointed by the Directors pursuant to Articles 99 and 100 may be removed by the Directors.

COMMITTEES OF DIRECTORS

102.
The Directors may from time to time and at any time establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

103.
The Directors may delegate any of their powers to committees and any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

104.
The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

105.
The Directors may from time to time and at any time delegate to any committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorize the members for the time being of any such local board, or any of them, to fill up any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

106.	Any such delegates as aforesaid may be authorized by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

107.
A committee appointed by the Directors may elect a chairman of its meetings.  If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

108.
A committee appointed by the Directors may meet and adjourn as it thinks proper.  Questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall have a second or casting vote.

PROCEEDINGS OF DIRECTORS

109.
The Directors may meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit.  A Director or a Director’s duly appointed alternate may, at any time, and any secretary or assistant secretary shall on the requisition of a Director summon a meeting of the Directors.

110.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two or more Directors shall be two, and if there be less than two Directors shall be one.  A Director represented by proxy or by duly appointed alternate at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

111.
The Directors may elect a chairman of their meetings and determine the period for which he is to hold office but if no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

112.
Questions arising at any meeting shall be decided by a majority of votes of the Directors and duly appointed alternates present, the vote of an alternate not being counted if his appointor is also present at such meeting.  In the case of an equality of votes the chairman shall have a second or casting vote.

113.
A Director or Directors and any duly appointed alternates may participate in any meeting of the Board of Directors, or of any committee appointed by the Board of Directors of which such Director or Directors are members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

114.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors.  A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made.  A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

115.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established.  A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

116.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director or his firm to act as auditor to the Company.

117.	The Directors shall cause minutes to be made for the purpose of recording:-

117.1	all appointments of officers made by the Directors;

117.2	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

117.3	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

118.
When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

119.
A resolution signed by all the Directors (in one or more counterparts) shall be as valid and effectual as if it had been passed at a meeting of the Directors duly called and constituted.  When signed a resolution may consist of several documents each signed by one or more of the Directors.

120.
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to the Articles of the Company as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

121.
All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

DISQUALIFICATION OF DIRECTORS

122.	The office of Director shall be automatically vacated, if the Director:-

122.1	dies;

122.2	resigns his office by notice in writing to the Company;

122.3	becomes bankrupt or makes any arrangement or composition with his creditors;

122.4	is found to be or becomes of unsound mind; or

122.5
is removed from office by Special Resolution.  A vacancy caused by the removal of a Director pursuant to Special Resolution, may be filled by the Members pursuant to Ordinary Resolution.  In the event the Members do not fill the vacancy, the remaining Directors may fill the vacancy in accordance with their authority set forth herein at Article 91.

DIVIDENDS

123.
Subject to any rights and restrictions for the time being attached to any class or classes of Shares, the Directors may from time to time declare interim dividends on Shares of the Company in issue and authorize payment of the same out of the funds of the Company lawfully available therefor.

124.
Subject to any rights and restrictions for the time being attached to any class or classes of Shares, the Company may by Ordinary Resolution declare final dividends, but no dividend shall exceed the amount recommended by the Directors.

125.
The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors be applicable for meeting contingencies, or for equalizing dividends or for any other purpose to which those funds may be properly applied and may pending such application, in the Directors’ absolute discretion, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

126.
Any dividend may be paid by cheque or warrant sent through the post to the registered address of the Member or person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such person and such address as the Member or person entitled, or such joint holders as the case may be, may direct.  Every such cheque or warrant shall be made payable to the order of the person to whom it is sent or to the order of such other person as the Member or person entitled, or such joint holders as the case may be, may direct.

127.	The Directors may when paying dividends to the Members in accordance with the foregoing provisions, make such payment either in cash or in specie.

128.	No dividend shall be paid otherwise than out of profits or, subject to the restrictions of the Companies Law, the share premium account.

129.
Subject to the rights of persons, if any, entitled to Shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid on the Shares, but if and so long as nothing is paid up on any of the Shares in the Company dividends may be declared and paid according to the amounts of the Shares.  No amount paid on a Share in advance of calls shall, while carrying interest, be treated for the purposes of this Article as paid on the Share.

130.	If several persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

131.	No dividend shall bear interest against the Company.

FINANCIAL YEAR

132.	Unless the Directors otherwise resolve, the financial year end of the Company shall be 31st December in each year and following the year of incorporation shall begin on 1st January of each year.

ACCOUNTS AND AUDIT

133.	The Directors shall cause books of account relating to the Company's affairs to be kept in such manner as may be determined from time to time by the Directors.

134.	The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

135.
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors, and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorized by the Directors or by the Company by Ordinary Resolution.

136.
The accounts relating to the Company's affairs shall be audited in such manner as may be determined from time to time by the Company by Ordinary Resolution or, failing any such determination, by the Directors or, failing any determination as aforesaid, shall not be audited.

137.	The auditors, if any, shall be appointed by the Directors and shall hold office until removed by Ordinary Resolution or by resolution of the Directors.

138.	The remuneration of any auditors, if any, appointed by the Directors, may be fixed by the Directors.

CAPITALIZATION OF PROFITS

139.	Subject to the Companies Law, the Directors may, with the authority of an Ordinary Resolution:

139.1	resolve to capitalize an amount standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), or otherwise available for distribution;

139.2
appropriate the sum resolved to be capitalized to the Members in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:-

139.2.1	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

139.2.2	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Members (or as they may direct) in those proportions, or partly in one way and partly in the other;

139.3
make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where Shares or debentures become distributable in fractions Directors may deal with the fractions as they think fit;

139.4	generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT

140.
The Directors shall in accordance with section 34 of the Companies Law establish a share premium account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

141.
There shall be debited to any share premium account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by section 37 of the Companies Law, out of capital.

NOTICES

142.
Notices shall be in writing and may be given by the Company or by the person entitled to give notice to any Member either personally, by facsimile or by sending it through the post in a prepaid letter or via a recognized courier service, fees prepaid, addressed to the Member at his address as appearing in the Register of Members.  In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register of Members in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

143.	Where notice or other documents are sent by:-

143.1
post, notice shall be deemed to have been served five days after the time when the letter containing the same is posted and if sent by courier, shall be deemed to have been served five days after the time when the letter containing the same is delivered to the courier (in proving such service it shall be sufficient to prove that the letter containing the notice or document was properly addressed and duly posted or delivered to the courier); or

143.2	facsimile, notice shall be deemed to have been served upon confirmation of receipt.

144.
Any Member present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

145.
Any notice or document delivered or sent by post to or left at the registered address of any Member in accordance with the terms of these Articles shall notwithstanding that such Member be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Member as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register of Members as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all persons interested (whether jointly with or as claiming through or under him) in the Share.

146.	Notice of every general meeting shall be given in the manner hereinbefore authorized to:-

146.1
all Members who have a right to receive notice and who have supplied the Company with an address for the giving of notices to them and in the case of joint holders, the notice shall be sufficient if given to the first named joint holder in the Register of Members; and

146.2	every person entitled to a Share in consequence of the death or bankruptcy of a Member, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other person shall be entitled to receive notice of general meetings.

THE SEAL

147.
The Company shall not have a Seal unless otherwise resolved by the Directors.  Any such Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors or of a committee of directors authorized by the Directors in that behalf provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal.  Every instrument to which the Seal is affixed shall be signed by a Director of the Company or by any one or more persons as the Directors may appoint for that purpose.

148.
The Company may maintain a duplicate or duplicates of the Seal but such duplicate(s) shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such duplicate and if given after may be in general form confirming a number of affixings of such duplicate.  Every instrument to which a duplicate of the Seal is affixed shall be signed by a Director of the Company or by any one or more persons as the Directors may appoint for that purpose and such affixing of a duplicate of the Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed and the instrument signed by a Director of the Company.

149.
Notwithstanding the foregoing, a director or officer, representative or attorney of the Company shall have the authority to affix the Seal, or a duplicate of the Seal, over his signature alone on any instrument or document required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

INDEMNITY

150.
Every Director (including for the purposes of this Article any alternate appointed pursuant to the provisions of these Articles), managing director, agent, secretary, assistant secretary or other officer for the time being and from time to time of the Company (but not including the Company's auditor) and the personal representatives of the same shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by him in or about the conduct of the Company's business or affairs or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

151.
No such Director, duly appointed alternate, managing director, agent, secretary, assistant secretary or other officer of the Company (but not including the Company's auditor) shall be liable (i) for the acts, receipts, neglects, defaults or omissions of any other such Director or officer or agent of the Company or (ii) by reason of his having joined in any receipt for money not received by him personally or (iii) for any loss on account of defect of title to any property of the Company or (iv) on account of the insufficiency of any security in or upon which any money of the Company shall be invested or (v) for any loss incurred through any bank, broker or other agent or (vi) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgment or oversight on his part or (vii) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of his office or in relation thereto, unless the same shall happen through his own dishonesty.

NON-RECOGNITION OF TRUSTS

152.
No person shall be recognized by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any of its Shares (or fraction thereof) or any other rights in respect thereof except an absolute right to the entirety thereof in each Member registered in the Register of Members.

WINDING UP

153.
If the Company shall be wound up the liquidator may, with the sanction of an Ordinary Resolution and any other sanction required by the Companies Law, divide amongst the Members in specie or cash the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members.  The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributors as the liquidator shall think fit, but so that no Member shall be compelled to accept any Shares or other securities whereon there is any liability.

154.
Without prejudice to the rights of holders of Shares issued upon special terms and conditions, if the Company shall be wound up, and the assets available for distribution among the Members as such shall be insufficient to repay the whole of the paid-up capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid-up, or which ought to have been paid-up, at the commencement of the winding up on the Shares held by them respectively.   If on a winding up the assets available for distribution among the Members shall be more than sufficient to repay the whole of the capital paid-up at the commencement of the winding up, the excess shall be distributed among the Members in proportion to the capital paid up at the commencement of the winding up on the Shares held by them respectively.

AMENDMENT OF MEMORANDUM OF ASSOCIATION

155.
Subject to and insofar as permitted by the Companies Law, the Company may at any time and from time to time by Special Resolution alter or amend its Memorandum of Association with respect to any objects, powers or other matters specified therein.

AMENDMENT OF ARTICLES OF ASSOCIATION

156.
Subject to the Companies Law and the rights attaching to the various classes of Shares, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

REGISTRATION BY WAY OF CONTINUATION

157.
The company may by Special Resolution resolve to be registered by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands.  The Directors may make application to the Registrar of Companies to deregister the Company in the Cayman Islands and may take all such further steps as they consider appropriate to be taken, in accordance with the Companies Law, to effect the transfer by way of continuation of the Company.

APPENDIX C